UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Insignia Systems, Inc.
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8799 Brooklyn Blvd., Minneapolis, MN 55445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 20, 2018

To the Shareholders of Insignia Systems, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on Friday, July 20, 2018, at 9:00 a.m., Central Time, at the Minneapolis Marriott West, located at 9960 Wayzata Boulevard, Minneapolis, Minnesota for the following purposes:

1.
To elect six nominees named in our proxy statement to serve as directors;

2.
To approve, by non-binding vote, the Company’s executive compensation;

3.
To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ending December 31, 2018;

4.
To approve the Insignia Systems, Inc. 2018 Equity Incentive Plan;

5.
To approve the Insignia Systems, Inc. Employee Stock Purchase Plan as amended and restated May 21, 2018;

6.
To approve voting rights under the Minnesota Control Share Acquisition Act; and

7.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has set the close of business on May 21, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote by Internet, by telephone, or if the proxy materials were mailed to you, by completing, signing and mailing the enclosed proxy card.

By Order of the Board of Directors Kristine Glancy President and Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July 20, 2018:

The Proxy Statement and the Annual Report are available free of charge at: https://materials.proxyvote.com/45765Y

PROXY STATEMENT
FOR
2018 ANNUAL MEETING OF SHAREHOLDERS

APPENDIX A – INSIGNIA SYSTEMS, INC. 2018 EQUITY INCENTIVE PLAN

APPENDIX B – INSIGNIA SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN,  AS AMENDED MAY 21, 2018

APPENDIX C – MINNESOTA CONTROL SHARE ACQUISITION ACT

APPENDIX D – INFORMATION STATEMENT PURSUANT TO THE MINNESOTA CONTROL SHARE ACQUISITION ACT

 i

Annual Meeting of Shareholders
July 20, 2018
_______________________________________

PROXY STATEMENT
___________________________________________________

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of Insignia Systems, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 20, 2018, and at any adjournment of the meeting.

Important Notice Regarding the Internet Availability of Proxy Materials
for the Annual Meeting to be Held on July 20, 2018

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2017 and any amendments or updates to these documents. A Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed to shareholders on or about June 1, 2018. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and how to vote via the Internet, by telephone or by mail.

What is the purpose of the Annual Meeting and what are the board’s recommendations?

At our annual meeting, shareholders will vote on the following items of business:

Item of Business		Board Recommendation
1.	Election of six directors	FOR each nominee
2.	Advisory, non-binding vote, to approve the Company’s executive compensation	FOR
3.	Ratification of Independent Registered Public Accounting Firm	FOR
4.	Approval the Insignia Systems, Inc. 2018 Equity Incentive Plan	FOR
5.	Approval of the Insignia Systems, Inc. Employee Stock Purchase Plan as amended and restated May 21, 2018	FOR
6.	Approval of voting rights to certain shares under the Minnesota Control Share Acquisition Act	NEUTRAL

If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

Who is entitled to vote at the meeting?

As of the record date, May 21, 2018, there were 11,962,996 shares of common stock, par value $.01 per share, outstanding and entitled to vote at the Annual Meeting. Pursuant to the Company’s Articles of Incorporation, each outstanding share of common stock is entitled to one vote. However, as described more fully in Proposal 6, to the Company’s knowledge, 3,850,282 of the shares outstanding as of the record date were owned by Air T, Inc. (“Air T”), Groveland Capital LLC, and Nicholas J. Swenson (collectively, the “Shareholder Group”), 1,457,683 of which are subject to the voting restrictions set forth in Subdivision 4a of the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Statutes (the “CSAA”). Such shares are referred to in Proposal 6 as the “Shares Subject to the CSAA.” Only shareholders of record at the close of business on the record date, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. See “How many shares must be present to establish a quorum and hold the meeting?” below for a discussion of quorum.

What is the difference between a “shareholder of record” and a shareholder who holds the stock in “street name”?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, a “shareholder of record” (also known as a “registered shareholder”). The proxy materials will be sent directly to you by us or our representative.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, your shares are said to be held in “street name” and you are considered the beneficial owner of the shares. Technically, the bank or broker is the shareholder of record with respect to those shares. In this case, the proxy materials will be forwarded to you by your broker, bank or other financial institution or its designated representative. Through this process, your bank or broker will collect the voting instructions from all their respective customers who hold our shares, including you, and then submits those votes to us.

How do I vote my shares?

If you are a shareholder who holds the stock in street name, you must vote your shares using the method provided by your broker, bank, trust or other designee, which is similar to the voting procedure for shareholders of record outlined below. You will receive a voting instruction form (not a proxy card) to use to direct your broker, bank, trust or other designee how to vote your shares.

If you are a shareholder of record, you can submit a proxy to be voted at the meeting in the following ways:

Vote by Internet:  To vote over the internet, go to www.proxyvote.com. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card that was mailed to you and follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Telephone:  To vote over the telephone, call the toll-free number on the Notice of Internet Availability that was mailed to you. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card and then follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, date and return the proxy card in the postage-paid envelope provided.

Vote in Person:  If you choose to vote your shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. You may also request a paper or email copy of the documents by calling 1-800-579-1639 or email your request to:  sendmaterial@proxyvote.com.

Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Company, or by revocation in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, signed proxies received from shareholders will be voted in accordance with the Board’s recommendations.

Notwithstanding the foregoing, to enable compliance with the requirements of the CSAA, the Company is requiring that all holders of Interested Shares vote in person by ballot at the meeting. “Interested Shares” are those shares beneficially owned by (i) the Shareholder Group, (ii) any officer of the Company, and (iii) any employee of the Company who is also a director of the Company. The ballot that will be used for voting at the meeting by holders of Interested Shares will include a representation stating that such holder has not submitted a proxy, either directly or through a broker, for such shares or otherwise voted or attempted to vote such shares at the Annual Meeting.

How many shares must be present to hold the meeting?

Under Minnesota law and our Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represent a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated at the Annual Meeting to determine whether or not a quorum is present. To calculate whether a quorum is present, the total number of shares present and entitled to vote at the meeting will be divided by the total number of shares outstanding and authorized to vote under the Company’s Articles of Incorporation. The Company will include the Shares Subject to the CSAA in the denominator, but not in the numerator. Additionally, abstentions (other than abstentions by the holder of Shares Subject to the CSAA, which are not considered present for quorum purposes) and Broker Non-votes (as defined below) will be treated as not having voted for purposes of determining the approval of the applicable matter but will be deemed present and counted in the numerator when determining whether a quorum is present at the meeting.

How many votes are required to approve the proposals?

Unless a larger proportion or number is required under the Company’s Articles of Incorporation or Minnesota law, each item of business properly presented at a meeting of shareholders at which a quorum is present must be approved by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting (each a “Majority Vote”).

Item of Business		Vote Requirement
1.	Election of six directors	Plurality Vote
2.	Advisory, non-binding vote, to approve the Company’s executive compensation	More FOR than AGAINST
3.	Ratification of Independent Registered Public Accounting Firm	Majority Vote
4.	Approval the Insignia Systems, Inc. 2018 Equity Incentive Plan	Majority Vote
5.	Approval of the Insignia Systems, Inc. Employee Stock Purchase Plan as amended and restated May 21, 2018	Majority Vote
6.	Approval of voting rights to certain shares under the Minnesota Control Share Acquisition Act	See Below

For Proposal 1, directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote. Shareholders are not entitled to cumulate their votes for the election of directors. The Shares Subject to the CSAA are not entitled to vote on this proposal.

Proposal 2 is an advisory, non-binding vote, and will be deemed approved if the number of votes cast “for” exceeds the number of votes cast “against.” Abstentions and broker non-votes will have no effect on this proposal. The Shares Subject to the CSAA are not entitled to vote on this proposal.

Proposals 3 through 5, must be approved by a Majority Vote. The Shares Subject to the CSAA are not entitled to vote on these proposals.

For Proposal 6, to accord voting power to the Shares Subject to the CSAA, both of the following votes are required:

1.
The affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including, for purposes of this vote, the Shares Subject to the CSAA and all other Company shares beneficially owned by the Shareholder Group (the “First Approval”); and

2.
The affirmative vote of the holders of a majority of the voting power entitled to vote, excluding the voting power of Interested Shares (the “Second Approval”). “Interested Shares” are those shares beneficially owned by (i) the Shareholder Group, (ii) any officer of the Company, and (iii) any employee of the Company who is also a director of the Company.

Broker Non-votes and abstentions will have the same effect as a vote against Proposals 3, 4, 5 and 6 (for both the First Approval and the Second Approval).

What is the effect of not instructing my bank or broker how to vote my shares?

If you are a shareholder of record, and you do not cast your vote, no votes will be cast on your behalf on any proposals at the Annual Meeting.

If you hold your shares in street name, your bank or broker cannot vote your shares with respect to the election of directors (Proposal 1), the advisory vote to approve executive compensation (Proposal 2); approval of the 2018 Equity Incentive Plan (Proposal 4), approval of the Amended and Restated Employee Stock Purchase Plan (Proposal 5), or the approval of voting rights to certain shares under the CSAA (Proposal 6) unless you provide voting instructions to them. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf on those proposals (a “Broker Non-vote”). Your bank or broker may exercise discretion and vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal 3). We strongly encourage you to return your voting instruction form and exercise your full voting rights. See “How do I vote my shares?” above for a discussion of how Interested Shares should be voted.

Who pays for the cost of proxy preparation and solicitation?

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone or by mail.

How will votes be counted?

An Inspector of Election will, among other things, determine whether a quorum is present, tabulate votes at the Annual Meeting and resolve any disputes. If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the Annual Meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. If the quorum requirement is not met, the business conducted at the meeting will have no effect.

CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are conducted under the direction of the Board in accordance with the Company’s Articles of Incorporation and Bylaws, the Minnesota Business Corporations Act, federal securities laws and regulations, applicable rules of the Nasdaq Stock Market (“Nasdaq Rules”), Board committee charters and the Company’s Code of Ethics. Members of the Board are informed of the Company’s business through discussions with management, by reviewing Board meeting materials provided to them and by participating in meetings of the Board and its committees, among other activities. Our corporate governance practices are summarized below.

Election to the Board of Directors

All of the Company’s directors are elected annually. Our Bylaws, as amended, provide that the Board shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time. Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has set the size of the Board to be elected at the 2018 Annual Meeting at six.

Majority Independent Board

The Nasdaq Rules require that a majority of our board of directors be “independent directors” as that term is defined in the rules. The Board has determined that each of our non-employee directors, namely Mr. Berning, Ms. Clarridge, Mr. Unterseher, Ms. Vegas, and Mr. Zenz, are “independent directors.”

Meetings of the Board of Directors and Director Attendance

The Board held sixteen meetings during 2017. Each director attended more than 75% of all meetings of the Board and committees of the Board on which he served. Although the Board does not have a policy regarding attendance at the Company’s annual meetings of shareholders, then serving directors, Mr. Howe, Mr. Zaballos and Mr. Zenz attended the 2017 Annual Meeting of Shareholders, as well as nominees, Mr. Berning, Ms. Glancy and Ms. Vegas. Directors are expected to attend substantially all the meetings of the Board and the committees on which they serve, as well as the annual meeting of shareholders, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Committees of the Board of Directors

The current membership of the Board’s standing committees is set forth in the following table.

Director	Audit	Governance, Compensation and Nominating	Independent Director
Jacob J. Berning	Member	Member	Yes
Suzanne L. Clarridge		Member	Yes
Kristine A. Glancy
Loren A. Unterseher	Member		Yes
Rachael B. Vegas		Chair	Yes
Steven R. Zenz	Chair		Yes

Audit Committee

Independence. Each of the members of the Audit Committee are an “independent director” as that term is defined by the Nasdaq Rules and “independent” as that term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Duties and Responsibilities. The Audit Committee provides independent objective oversight of the Company’s financial reporting system. As part of its responsibilities, the committee reviews and evaluates significant matters relating to the annual audit and the internal controls of the Company and communicates its analysis with management, reviews the scope and results of annual independent audits by, and the recommendations of, the Company’s independent auditors, reviews the independent auditor’s qualifications and independence and approves additional services to be provided by the auditors. The committee is solely responsible for appointing, setting the compensation of and evaluating the independent auditors. In addition, the committee: (i) meets separately with management and the independent auditors on a periodic basis; (ii) receives the independent auditors’ report on all critical accounting policies and practices and other written communications; (iii) reviews management’s statements concerning its assessment of the effectiveness of internal controls and the independent auditors’ report on such statements, as applicable; and (iv) reviews and discusses with management and the independent auditors the Company’s interim and annual financial statements and disclosures (including Management’s Discussion and Analysis) in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the results of the quarterly financial reviews and the annual audit. The committee has direct access to the Company’s independent auditors. The committee also reviews and approves all related-party transactions.

The foregoing is a general summary of the Audit Committee’s duties and activities. The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. This charter further describes the role of the committee in overseeing the Company’s financial reporting process. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this proxy statement.

Committee Meetings. The Audit Committee held four meetings during 2017. In addition to fulfillment of the Audit Committee’s regular duties and responsibilities, these meetings were designed to facilitate and encourage private communication between the committee and the Company’s independent auditors. Please refer to the Report of the Audit Committee appearing later in this proxy statement.

Audit Committee Financial Expert. Mr. Zenz has been designated by the Board as an “audit committee financial expert,” as that term is defined by the rules of the SEC. Through his extensive experience as a former partner of the audit and advisory firm KPMG LLP, he possesses: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements with a breadth and level of complexity commensurate with those presented by the Company’s financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Governance, Compensation and Nominating Committee

Governance Changes. Effective May 17, 2018, the Board approved the formation of a new Governance, Compensation and Nominating Committee (“GCN Committee”) to have all of the powers and responsibilities of its former Compensation and Nominating and Corporate Governance Committees.

Independence. Each of the members of the GCN Committee are “independent directors” as that term is defined by the Nasdaq Rules, including the independence criteria specific to compensation committee members, and “non-employee directors” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Duties and Responsibilities. The CGN Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. The committee’s main duties, as described in its charter, are: (i) to nominate a slate of directors to be considered for election at the Company’s annual meeting of shareholders, (ii) to review, approve and recommend for Board ratification annual base salary and incentive compensation levels, employment agreements, and benefits of the President and Chief Executive Officer and other key executives; (iii) to review the performance of the President and Chief Executive Officer; (iv) to review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (v) to act as the administrative committee for the Company’s stock plans, and any other incentive plans established by the Company; (vi) to consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (vii) to oversee the filing of required compensation-related reports or disclosures in the Company’s SEC reports, proxy statement and other filings.

In pursuing its duties, the GCN Committee has the authority to retain and has, from time to time as the former Compensation Committee, retained an outside compensation consultant to advise it on compensation matters. The committee also consults with the President and Chief Executive Officer, and from time to time, other senior management on compensation issues regarding other executive officers.

In accordance with its committee charter, the GCN Committee typically evaluates candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, diversity, and such other criteria as the committee deems relevant. The committee will consider candidates recommended by the Board, management, shareholders, and others. The committee is also authorized to retain and pay advisors to assist it in identifying and evaluating candidates.

Policies Concerning Nomination Process. Shareholders who wish to recommend candidates to the Board or its GCN Committee should submit the names and qualifications of the candidates at least 120 days before the date of the Company’s proxy statement for the previous year’s annual meeting. Submittals should be in writing and addressed to the committee at the Company’s headquarters. Candidates recommended by shareholders will be evaluated using the same criteria applicable to other candidates.

Committee Meetings. The GCN Committee did not exist during 2017. The former Compensation Committee held eight meetings and the former Nominating and Corporate Governance Committee did not meet during 2017.

Leadership Structure of the Board of Directors

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company to make such a determination periodically, based on available information. The positions of Chief Executive Officer and Chairman of the Board are not currently held by the same person. Ms. Glancy serves as our President and Chief Executive Officer and Mr. Berning serves as Chairman of the Board. Under this structure, our President and Chief Executive Officer and other senior management under her supervision are primarily responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the President and Chief Executive Officer and senior management, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Board believes the current leadership structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by Ms. Glancy and other senior management.

Board Role in Risk Oversight

The Company faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

The Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through the two standing committees of the Board – the Audit and GCN Committees. The two standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

The Board and the two standing committees receive information used in fulfilling their oversight responsibilities through the Company’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board will respond to shareholder communications when it deems a response to be appropriate.

Code of Ethics

We have in place a “code of ethics” within the meaning of Rule 406 of Regulation S-K, which is applicable to our senior financial management, including specifically our principal executive officer and principal financial officer. A copy of the Code of Ethics is available on our website (www.insigniasystems.com) under the “Investor Relations - Corporate Governance” caption. We intend to satisfy our disclosure obligations regarding any amendment to, or a waiver from, a provision of this code of ethics by posting such information on the same website.

Compensation of Non-Employee Directors

The following table summarizes the compensation paid to our non-employee directors for 2017.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Jacob J. Berning	$15,500	$15,000	$30,500
Sardar Biglari(3)	$1,500	$–	$1,500
Philip A. Cooley(3)	$500	$–	$500
Michael C. Howe(4)	$3,000	$–	$3,000
Rachael B. Vegas	$16,000	$15,000	$31,000
F. Peter Zaballos(5)	$25,750	$30,000	$55,750
Steven R. Zenz	$21,500	$15,000	$36,500
_______________________________
(1)
Reflects annual board retainer and fees for attending Board, committee and conference call meetings earned during 2017.
(2)
On June 23, 2017, each non-employee director received a grant of unrestricted shares of the Company’s common stock pursuant to the 2013 Plan worth $15,000 for directors and $30,000 for Chairman based on the closing price of the Company’s common stock on the date of grant.
(3)
Mr. Biglari and Mr. Cooley resigned from the Board effective March 1, 2017.
(4)
Mr. Howe did not stand for re-election at the 2017 Annual Meeting of Shareholders.
(5)
Mr. Zaballos resigned from the Board effective May 17, 2018.

For 2017, non-employee directors were eligible to receive an annual cash retainer of $10,000 per year and the Chairman of the Board was eligible to receive an additional annual cash retainer of $5,000. Each such retainer is allocated to a director for the portion of the year served in each role.

All non-employee directors were eligible to receive $1,000 for each Board meeting ($250 for each conference call meeting) that they attended. In addition, the chair of each committee was eligible to receive $1,000 for each in-person meeting of the committee over which they presided ($500 for each conference call meeting). Members of committees were eligible to receive $500 for each committee meeting they attended in person on days separate from regular Board meetings ($250 for each conference call meeting).

In 2017, each non-employee director received a grant of shares of common stock based on a target grant date fair value of $15,000, with the Chairman receiving a fair value of $30,000. These equity grants were made on June 23, 2017 pursuant to the 2013 Plan. Each non-employee director was granted 14,423 vested shares, and the non-employee Chairman was granted 28,846 vested shares, based on a closing price of $1.04 for a share of the Company’s common stock on the date of grant as reported by The Nasdaq Stock Market.

PROPOSAL ONE –
ELECTION OF DIRECTORS

Nominations

The Board believes it is important that the Board be composed of members whose collective judgment, experience, qualifications, attributes and skills ensure that the Board will be able to fulfill its responsibilities to see that the Company is governed in a manner consistent with the interests of the shareholders of the Company and in compliance with applicable laws, regulations, rules and orders, and to satisfy its oversight responsibilities effectively.

Cooperation Agreement

As previously disclosed, on May 17, 2018, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with the Shareholder Group. On the same date, pursuant to the terms of the Cooperation Agreement, the Company: (i) increased the size of the Board to six and (ii) appointed Ms. Clarridge and Mr. Unterseher to serve as additional directors. The Cooperation Agreement also requires that the Company include Ms. Clarridge and Mr. Unterseher in its slate of nominees for election at the Company’s 2018 and 2019 Annual Meetings of Shareholders and solicit proxies with a recommendation that shareholders vote in favor of their election at each such meeting. Also pursuant to the Cooperation Agreement, F. Peter Zaballos retired from the Board and all committees effective as of May 17, 2018. Steven Zenz also announced his retirement from the Board to be effective as of the Company’s 2019 annual meeting of shareholders. The Company and the Shareholder Group have agreed to collaboratively identify and appoint a replacement for Mr. Zenz in 2019, should the Board decide to do so.

Composition

In determining the nominees to be recommended for election to serve as directors of the Company, the Board first determined that the Board should consist of six members, which is consistent with the requirements of the Cooperation Agreement. Ms. Clarridge and Mr. Unterseher were also interviewed by members of the then-chartered Nominating and Corporate Governance Committee in advance of the Company’s entry into the Cooperation Agreement. The Board, in conjunction with its Nominating and Corporate Governance Committee, considered the Company’s obligations under the Cooperation Agreement, the qualifications and experience and any other necessary skills, experience or knowledge. The Board, upon recommendation by the Nominating and Corporate Governance Committee, then approved a slate of directors to be nominated for election at the Annual Meeting.

When identifying and evaluating candidates for director, the Board and its applicable committee (if any) historically consider the general and specific qualifications, experience and characteristics which may have been approved by the Board or determined by the committee from time to time including qualifications reflecting the individual’s integrity, reputation, education, experience, industry knowledge, leadership qualities and independence. Specifically, the Board seeks independent directors who have experience relevant to the Company’s business and strategic objectives, specifically experience in retailing, the consumer packaged goods industry, and with technology innovation. The Board maintains a detailed set of criteria aligned with these objectives, and has historically evaluated potential candidates against these criteria. The Board and its applicable committee (if any) also consider diversity in a broad sense when evaluating a director nominee, taking into account various factors, including but not limited to, differences of viewpoint, professional experience, education, skill, race, gender and national origin, but does not have a formal policy regarding diversity of Board members.

When considering whether directors and nominees have the requisite judgment, experience, qualifications, attributes and skills, taken as a whole, to enable the Board to fulfill its responsibilities to ensure that the Company is governed in a manner consistent with the interests of the Company’s shareholders, the Board and its applicable committee (if any) focus primarily on the information discussed in each of the directors’ individual biographies set forth below, in addition to the Company's contractual obligations.

Director Nominees

The Board has nominated all six current directors as named below for election at the Annual Meeting. If elected, each will serve for a term of one year, or until their successors are elected and qualified, subject to their prior death, resignation, retirement or removal from office.

The Board has determined that each such nominee is qualified to serve as a director of the Company based on their ability to meet the aforementioned criteria. The specific qualifications of each nominee, including biographical data for at least the last five years and the particular experience, qualifications, attributes or skills that led to a conclusion that he or she should serve as a director of the Company, are set forth below. Should one or more of these nominees become unavailable to accept nomination or election as a director (which is not anticipated), the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, or the Board may reduce the number of directors to be elected. Unless otherwise instructed by the shareholder, the proxy holders will vote the proxies received by them for each of the nominees named below.

Director & Nominee	Age	Position	Director Since
Jacob J. Berning	45	Director, Chairman of the Board	June 2017(1)
Suzanne L. Clarridge	61	Director	May 2018
Kristine A. Glancy	40	Director, President, Chief Executive Officer & Secretary	June 2017
Loren A. Unterseher	53	Director	May 2018
Rachael B. Vegas	42	Director	June 2017
Steven R. Zenz	64	Director	October 2013
_______________________________
(1)
Mr. Berning also served as a director of the Company from December 2014 to June 2016.

Jacob J. Berning has served as Chairman of the Board since May 2018 and has served as Marketing Vice President at The Schwan Company since September 2014. Mr. Berning has extensive leadership experience across a diverse set of businesses and teams in the consumer-packaged goods industry. His 18 years of marketing experience working with a variety of different brands also includes time as Marketing Director of WhiteWave Foods Company from July 2011 to September 2014 and Marketing Manager at General Mills, Inc. from September 2003 to July 2011. These experiences provide knowledge and understanding of the industry representing the majority of our customer base. He has a BA degree from the University of Minnesota and an MBA from New York University.

Suzanne L. Clarridge is the founder of My Brands Inc., a company providing direct-to consumer solutions to consumer-packaged goods (CPG) companies, and has served as President, Chief Executive Officer and the director of My Brands since 2001. At My Brands, Ms. Clarridge develops the strategic vision for the company, oversees finances, operations and employees, and manages the full sales cycle. Ms. Clarridge began her career at the State University of New York at Brockport, teaching marketing and management. Following that, she pursued a career in marketing and general business management with companies including Diamond Packaging, Hefty (Mobil) and Fisher Price (Mattel). The majority of her CPG career was spent with Hefty where she began as Assistant Brand Manager. She was promoted to senior brand management positions as she worked on Hefty Cinch Sak, Hefty Cups and Hefty Plates. We believe Ms. Clarridge's leadership, marketing and consumer-packaged goods experience will be valuable to the Board. Ms. Clarridge has a B.A. from Oakland University in Rochester, Michigan, and an M.B.A. in Marketing from the Rochester Institute of Technology. She serves on the President’s advisory board of the Rochester Institute of Technology.

Kristine A. Glancy has served as our President and Chief Executive Officer since May 2016. Prior to joining the Company, Ms. Glancy served in various roles at The Kraft Heinz Company from 1999 to 2016, most recently as Customer Vice President from May 2013 to April 2016. She held the positions of Director of Sales from June 2012 to May 2013 and National Customer Manager from November 2010 to June 2012. Her more than 17 years as a sales and marketing executive provide the necessary skills to the Board and Company in the areas of Sales, Product Strategy, Customer Relations, Business and Brand Development. Ms. Glancy holds a Bachelor of Arts degree in Marketing and International Business from Saint Mary’s University and an MBA from Fordham University, New York City.

Loren A. Unterseher is a Managing Director of Oxbow Industries, LLC, a holding company investing in middle-market private companies, which position he has held since 2004. Over his career, Mr. Unterseher has completed over $2.5 billion in corporate finance transactions. Prior to Oxbow Industries, Mr. Unterseher was a Principal/Shareholder & Director of Mergers and Acquisitions for Craig-Hallum Capital Group. Prior to Craig-Hallum, he was Director of Private Equity for Lazard Middle Market (f/k/a Goldsmith Agio Helms). Mr. Unterseher started his investment banking career as a Vice-President in Mergers and Acquisitions at RBC (f/k/a Dain Rauscher). He began his professional career as an attorney and was a Partner at Stinson Leonard Street (f/k/a Leonard, Street & Deinard), a major Minneapolis based law firm. Mr. Unterseher is currently Chairman of the Board of Inno-flex, LLC, a private company (a director since 2016), and serves on the boards of SkyWater Technology Foundry, Inc. (since 2017), SixSpeed, LLC (since 2016) and Town & Country Fence, LLC (since 2017), each of which is a private company. Mr. Unterseher has served on several private company and not for profit boards of directors. We believe Mr.

Unterseher's investment, mergers and acquisitions, and finance experience will benefit the Board. He holds a B.B.A. degree in Finance from the University of Iowa and a J.D. from the University of North Dakota.

Rachael B. Vegas has served as the Chief Merchant at Brandless, Inc. since March 2016. She previously served in various roles at Target Corporation, Food Lion and Hannaford Supermarkets from 1997 to 2016. Most recently, from February 2014 to February 2016 as Vice President, General Merchandising Manager; Center Store, Grocery; from February 2013 to February 2014 as Vice President Merchandising Manager; Dry Grocery, Snacks, Candy; from February 2011 to February 2013 as Vice President Merchandising Manager; Snacks, Beverages, Pet Care, Candy and Liquor. Ms. Vegas’ experience in retail and consumer packaged goods industries are valuable to the Company. Ms. Vegas holds Bachelor of Arts degree in International Relations from Tufts University and an MBA from Kenan-Flagler Business School, University of North Carolina.

Steven R. Zenz is a former partner of the audit and advisory firm KPMG, where he served in various capacities in his 34 years with the firm, including partner in charge of the audit group and partner in charge of the firm’s SEC and technical accounting practices in KPMG’s Minneapolis, Minnesota office as well as lead audit partner for many publicly-held company clients. Since his retirement from KPMG in 2010, Mr. Zenz has acted as a consultant on merger and acquisition transactions providing advice on valuations, SEC filings, technical accounting and integration, which we believe will benefit the Company. He also serves on the boards of directors of the William Blair Mutual Funds and Frankly Inc. (Toronto Stock Exchange). He holds a Bachelor of Science degree in Accounting and a Masters of Business Taxation degree from the University of Minnesota.

Required Vote

Directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” EACH OF THE SIX NOMINEES.

EXECUTIVE COMPENSATION

Current Executive Officers

The following individuals are our current executive officers:

Name	Age	Position
Kristine A. Glancy	40	Director, President, Chief Executive Officer and Secretary
Jeffrey A. Jagerson	51	Vice President of Finance, Chief Financial Officer and Treasurer

Kristine A. Glancy’s background information is disclosed in Proposal 1 above under the heading “Director Nominees.”

Jeffrey A. Jagerson, has been our Vice President of Finance, Chief Financial Officer and Treasurer since July 2017. Prior to joining the Company, Mr. Jagerson served as Chief Financial Officer at Christensen Farms from March 2014 to March 2017. He previously served as Vice President of Finance and Accounting at Digital River from July 2009 to March 2014 and served as the Corporate Controller from February 2008 to July 2009. Mr. Jagerson also served in various executive and financial roles at ADC Telecommunications from May 1995 to February 2008 and Honeywell from June 1988 to May 1995. His more than 29 years as an Accounting and Finance professional and executive provides the necessary skills to the Board and Company in the areas public company financial reporting, tax, audit, and treasury management. Mr. Jagerson holds a Bachelor of Science degree in Accounting from Minnesota State University, Mankato and an MBA from the Carlson School of Business at the University of Minnesota.

Executive officers are elected annually by the Board and serve for a one-year period. There are no family relationships among any of the executive officers and directors of the Company.

Summary Compensation Table

The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by or paid to our Chief Executive Officer, the only other executive officer serving at the end of fiscal 2017, and a former executive for whom disclosure would have been required but for the fact that he did not serve as an executive officer at the end of fiscal 2017 (collectively, our “Named Executive Officers”) for the fiscal years ended December 31, 2017 and 2016.

Name and Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Total
Kristine A. Glancy(4)	2017	$283,038	$80,000	$16,650(5)	$190,922	$570,610
President, Chief Executive Officer and Secretary	2016	$169,231	$100,000	$233,000(6)	$–	$502,231

Jeffrey A. Jagerson(7)	2017	$99,423	$–	$65,400(8)	$71,101	$235,924
Vice President of Finance, Chief Financial Officer and Treasurer

Mark A. Cherrey(9)	2017	$64,669	$–	$–	$–	$64,669
Former Director of Finance and Controller	2016	$117,521	$15,000	$7,455(10)	$–	$139,976
__________________________________
(1)
As part of Ms. Glancy’s initial employment agreement, she received a cash signing bonus in the amount of $180,000, of which $100,000 was paid in May 2016 and the remaining $80,000 was paid in May 2017. Mr. Cherrey received a $15,000 cash bonus in 2016 at the discretion of the Board based on the recommendation of its Compensation Committee, as recognition for his additional duties as interim principal financial and accounting officer.
(2)
Amounts shown in the Stock Awards column represent the aggregate grant date fair value of restricted stock awards granted during the applicable year. Grant date fair values are computed in accordance with FASB ASC Topic 718 using assumptions discussed in Note 7 to the financial statements included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as amended.
(3)
Represents payments pursuant to the Executive Incentive Plan for the years indicated, which were paid in the following year.
(4)
Ms. Glancy joined the Company in May 2016.
(5)
Amount shown represents the aggregate grant date fair value of restricted stock granted on September 19, 2017.
(6)
Amount shown represents the aggregate grant date fair value of restricted stock granted on May 13, 2016.
(7)
Mr. Jagerson joined the Company in July 2017.
(8)
Amount shown represents the aggregate grant date fair value of restricted stock granted on September 1, 2017.
(9)
Mr. Cherrey resigned from all positions with the Company in June 2017.
(10)
Amount shown represents the aggregate grant date fair value of restricted stock units granted on August 10, 2016. These stock awards expired on the date Mr. Cherrey departed the Company.

Executive Compensation

The principal components of compensation for the Named Executive Officers are: (i) base salary; (ii) non-equity incentive compensation in the form of an annual cash bonus under the Executive Incentive Plan; and (iii) long-term, equity-based incentive compensation in the form of restricted stock units. These components of compensation are summarized below, followed by a description of each Named Executive Officer’s individual agreements with the Company and the compensation received thereunder.

Executive Incentive Plan

The Executive Incentive Plan was originally established in 2007 and applies to future fiscal years until terminated or superseded. The executive officers are eligible to earn annual cash bonus payments if the Company meets pre-established financial performance objectives. Ms. Glancy and Mr. Jagerson were eligible to participate in the Executive Incentive Plan in 2017. Mr. Jagerson participated on a pro-rated basis based on portion of the fiscal year elapsed after his initial employment date.

For 2017, the Equity Incentive Plan provided that, for each of the participants, (a) 70% of the bonus potential was allocated to the Company’s performance against target operating income (loss), and (b) the remaining 30% of the bonus potential was allocated to individual performance against personal goals established by the Board.

Company Performance-Based Payment

For 2017, the Compensation Committee established a target operating loss of $1,557,000 and approved the following schedule of potential payments under the Executive Incentive Plan:

Bonus Level	Operating Income (Loss)	Percent of Target Variable Compensation
Threshold	Less than 80% of Target	None
	80–89% of Target	25–74.9%
	90–99% of Target	75–99.9%
Plan	100–109% of Target	100–114.9%
	110–129% of Target	115–139.9%
	130–149% of Target	140–159.9%
Maximum	150% or greater of Target	160%

Based on an actual operating loss of $908,000 for 2017, as reported in Part II, Item 8, of the Original Report, the Board, as recommended by its Compensation Committee, approved payments representing 150% of target variable compensation, representing payments of $150,150 to Ms. Glancy and $56,547 to Mr. Jagerson.

Revenue-Based Multiplier

If Insignia’s operating income (loss) for a fiscal year is at or greater than 110% of the above-reference target performance level, then participants are also eligible to have their payment based on operating income (loss) increased based on a multiplier determined by total net sales. For 2017, the Compensation Committee established a total net sales target of $27,390,000 and approved the following schedule of potential payments:

Operating Income (Loss)	Total Net Sales	Resulting Multiplier
110-129% of Target	100% or greater of Target	110%
130-149% of Target	100% or greater of Target	115%
150% or greater of Target	100% or greater of Target	120%

Participants were only eligible to receive this supplemental bonus amount if both (i) operating income (loss) exceeded 110% target performance and (ii) total net sales revenue met or exceeded the applicable target performance level. Because total net sales was below target, no multiplier was applied for 2017.

Individual Performance

For 2017, the remaining 30% of the potential payments under the Executive Incentive Plan was determined based on individual performance against personal goals established by the Board. Based on a variety of factors, including company-wide business development performance under their leadership during 2017, the Board, as recommended by its Compensation Committee, approved a final payment of $40,772 to Ms. Glancy and a pro-rated final payment of $14,554 to Mr. Jagerson under this part of the program.

Actions Relating to Fiscal 2018 Incentive Compensation

In April 2018, the Board, as recommended by its Compensation Committee, adopted the 2018 Executive Cash Incentive Plan (the “2018 Cash Plan”), which replaced the Executive Incentive Plan. The only employees currently eligible to participate in the Plan are the Company’s two executive officers: Ms. Glancy and Mr. Jagerson. The 2018 Cash Plan provides that for each of the participants, (a) 70% of the bonus potential has been allocated to the Company’s performance against target operating income (loss), inclusive of all compensation expenses (“Profit”), and (b) the remaining 30% of the bonus potential has been allocated to individual performance against personal goals established by the Board. The total target bonuses under the 2018 Cash Plan are equal to 50% of each participant’s respective base salary and payouts, if any, would range from 8.75% to 82.2% of each participant’s base salary. Similar to 2017, the 2018 Cash Plan provides for a potential revenue-based multiplier of between 110% and 120% based on Company performance against target operating income (loss) and total net sales.

The GCN Committee plans to determine the level of each participant’s satisfaction of their personal goals and the resulting payout of up to a maximum of 30% of their respective bonus potential, which determination will be independent of achievement Company performance against the Profit target. All bonus calculations under the 2018 Cash Plan will be subject to review and final approval by the committee prior to payment.

Long-term, Equity-Based Incentive Compensation (Restricted Stock Awards and Restricted Stock Units)

The Compensation Committee has determined that restricted stock awards and restricted stock units are each appropriate under certain circumstances, based upon factors including market practices and our overall compensation philosophy. During 2017, all restricted stock and restricted stock units were granted under the 2013 Plan. Historically, each award of restricted stock or restricted stock units is scheduled to vest in one-half increments on the anniversary of the date of grant over two to five years.

On September 1, 2017, Mr. Jagerson received an award of 60,000 shares of restricted stock. On September 19, 2017, Ms. Glancy received an award of 15,000 restricted stock units, each representing a contingent right to receive one share of common stock.

Severance and Change in Control Arrangements with Named Executive Officers

In connection with Ms. Glancy’s election to serve as the Company’s Chief Executive Officer, effective May 9, 2016, the Company and Ms. Glancy have entered into an Employment Agreement and a Change in Control Agreement, each effective as of May 9, 2016. Her Employment Agreement provides that Ms. Glancy will receive an established annual base salary, subject to increase from time to time, target incentive compensation awards beginning with 2016, a cash signing bonus, and participation in customary benefit plans and programs, in addition to a one-time equity award.

Pursuant to her Employment Agreement, in the event of Ms. Glancy’s involuntary termination without cause or voluntary termination with good reason, she will be eligible to receive accrued and unpaid compensation as well as the following severance pay and benefits: (1) the annual incentive compensation she would have been entitled to receive for the year in which her termination occurs as if she had continued until the end of that fiscal year, determined based on the Company’s actual performance for that year relative to the performance goals applicable to Ms. Glancy, prorated for the number of days in the fiscal year through her termination date and generally payable in a cash lump sum at the time such incentive awards are payable to other participants; (2) an applicable percentage of Ms. Glancy’s annual base salary as in effect at the time of Termination, payable in a single lump sum payment no later than 60 days following the termination date; and (3) welfare benefit continuation for four months following termination. In the event of Ms. Glancy’s death, disability, involuntary termination for cause or voluntary termination without good reason, Ms. Glancy will be entitled to accrued and unpaid compensation as provided in the Employment Agreement. The “applicable percentage” is 50% during the first year of Ms. Glancy’s employment and 100% thereafter. “Cause” is defined in Ms. Glancy’s Employment Agreement as (a) the deliberate and continued failure to substantially perform the duties and responsibilities; (b) the criminal felony conviction of, or a plea of guilty or nolo contendere; (c) the material violation of Company policy; (d) the act of fraud or dishonesty resulting or intended to result in personal enrichment at the expense of the Company; (e) the gross misconduct in performance of duties that results in material economic harm to the Company; or (f) the material breach of the Employment Agreement by Ms. Glancy. “Good reason” includes demotion, reduction in salary or benefits, and certain other events.

Under Ms. Glancy’s Change in Control Agreement, as amended on April 28, 2018, upon a qualifying termination, she would be eligible to receive the following, subject to offset by the amount of any severance previously paid to her under any employment agreement with the Company: (1) a lump sum severance payment equal to 200% of her base salary, (2) cash payment equal to the sum of (x) unpaid incentive compensation that has been allocated or awarded to Ms. Glancy for a completed fiscal year preceding the date of the Qualifying Termination which is contingent only upon the continued employment to a subsequent date plus (y) a pro rata portion to the date of the Qualifying Termination of her target bonus for the year calculated through the date of the Qualifying Termination, (3) welfare benefit continuation for a period of 12 months, (4) certain post-retirement health care or life insurance benefits if Ms. Glancy would have become eligible for such benefits during the 24 months after the date of termination, (5) a lump sum payment equal to all earned but unused paid time off days, and (6) outplacement fees not to exceed $5,000. The Change in Control Agreement defines “qualifying termination” as a termination by the Company without cause or a termination by Ms. Glancy with good reason, in each case either concurrent with or within 24 months following a change in control or a termination by the Company without cause within six months prior to a change in control if termination is in connection with or in anticipation of the change in control. “Change in control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board. “Cause” is defined as (i) the deliberate and continued failure to devote substantially all business time and best efforts to the performance of the Ms. Glancy’s duties; (ii) the deliberate engaging in gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iii) conviction of, or plea of guilty or nolo contendere to, a felony or any criminal charge involving moral turpitude. “Good reason” is defined in the agreement, as amended, to include demotion, reduction in salary or benefits, and certain other events.

In connection with Mr. Jagerson’s election to serve as the Company’s Chief Financial Officer, effective July 17, 2017, the Company and Mr. Jagerson have entered into an Employment Agreement and a Change in Control Agreement, each effective as of July 17, 2017. His Employment Agreement provides that Mr. Jagerson will receive an established annual base salary, subject to increase from time to time, target incentive compensation awards beginning with 2017, and participation in customary benefit plans and programs, in addition to a one-time equity award.

Pursuant to his Employment Agreement, in the event of Mr. Jagerson’s involuntary termination without cause or voluntary termination with good reason, he will be eligible to receive accrued and unpaid compensation as well as the following severance pay and benefits: (1) the annual incentive compensation he would have been entitled to receive for the year in which his termination occurs as if he had continued until the end of that fiscal year, determined based on the Company’s actual performance for that year relative to the performance goals applicable to Mr. Jagerson, prorated for the number of days in the fiscal year through his termination date and generally payable in a cash lump sum at the time such incentive awards are payable to other participants; (2) 50% of Mr. Jagerson’s annual base salary as in effect at the time of Termination, payable in a single lump sum payment no later than 60 days following the termination date; and (3) welfare benefit continuation for three months following termination. In the event of Mr. Jagerson’s death, disability, involuntary termination for cause or voluntary termination without good reason, Mr. Jagerson will be entitled to accrued and unpaid compensation as provided in the Employment Agreement. “Cause” is defined in Mr. Jagerson’s Employment Agreement as (a) the deliberate and continued failure to substantially perform the duties and responsibilities; (b) the criminal felony conviction of, or a plea of guilty or nolo contendere; (c) the material violation of Company policy; (d) the act of fraud or dishonesty resulting or intended to result in personal enrichment at the expense of the Company; (e) the gross misconduct in performance of duties that results in material economic harm to the Company; or (f) the material breach of the Employment Agreement by Mr. Jagerson. “Good reason” includes demotion, reduction in salary or benefits, and certain other events.

Under Mr. Jagerson’s Change in Control Agreement, upon a qualifying termination, he would be eligible to receive the following, subject to offset by the amount of any severance previously paid to him under any employment agreement with the Company: (1) a lump sum severance payment equal to seventy-five percent of his base salary, (2) cash payment equal to the sum of (x) unpaid incentive compensation that has been allocated or awarded to Mr. Jagerson for a completed fiscal year preceding the date of the Qualifying Termination which is contingent only upon the continued employment to a subsequent date plus (y) a pro rata portion to the date of the Qualifying Termination of his target bonus for the year calculated through the date of the Qualifying Termination, (3) welfare benefit continuation for a period of 6 months, (4) certain post-retirement health care or life insurance benefits if Mr. Jagerson would have become eligible for such benefits during the 24 months after the date of termination, (5) a lump sum payment equal to all earned but unused paid time off days, and (6) outplacement fees not to exceed $5,000. The Change in Control Agreement defines “qualifying termination” as a termination by the Company without cause or a termination by Mr. Jagerson with good reason, in each case either concurrent with or within 24 months following a change in control or a termination by the Company without cause within six months prior to a change in control if termination is in connection with or in anticipation of the change in control. “Change in control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board. “Cause” is defined as (i) the deliberate and continued failure to devote substantially all business time and best efforts to the performance of the Mr. Jagerson’s duties; (ii) the deliberate engaging in gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iii) conviction of, or plea of guilty or nolo contendere to, a felony or any criminal charge involving moral turpitude. “Good reason” is defined in the agreement to include demotion, reduction in salary or benefits, and certain other events.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2017, excluding Mr. Cherrey, who resigned on June 30, 2017 and had no outstanding equity awards at December 31, 2017.

		Stock Awards
Name	Grant Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested
Kristine A. Glancy	5/13/2016	80,000(1)	$186,400
	9/19/2017	15,000(2)	$16,650
Jeffrey A. Jagerson	9/1/2017	60,000(2)	$65,400
_____________________________________________
(1)
Remainder scheduled to vest in four equal annual installments on each of the next four anniversaries of the grant date.
(2)
Scheduled to vest in two equal annual installments over a two-year period measured from the grant date.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code as in effect prior to the enactment of tax reform legislation in December 2017 generally disallowed a tax deduction to public companies for compensation of more than $1 million paid in any taxable year to each “covered employee,” consisting of the chief executive officer and the three other highest paid executive officers employed at the end of the year (other than the chief financial officer). Performance-based compensation was exempt from this deduction limitation if the Company met specified requirements set forth in the Code and applicable Treasury Regulations.

Recent tax reform legislation retained the $1 million deduction limit, but repealed the performance-based compensation exemption from the deduction limit and expanded the definition of “covered employees,” effective for taxable years beginning after December 31, 2017. “Covered employees” now also includes any person who served as chief executive officer or chief financial officer at any time during a taxable year, as well as any person who was ever identified as a covered employee in 2017 or any subsequent year. Consequently, compensation paid in 2018 and later years to our named executive officers in excess of $1 million will not be deductible unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017.

The deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted equity awards. Interpretations of and changes to applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation. The GCN Committee, like it's predecessor, the Compensation Committee, considers the anticipated tax treatment to the Company when determining executive compensation and seeks to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with our compensation policies and what we believe is in the best interests of our shareholders. The GCN Committee continues to believe that shareholder interests are best served if its discretion and flexibility in structuring and awarding compensation is not restricted, even though some compensation awards may have resulted in the past, and are expected to result in the future, in non-deductible compensation expenses to the Company. The Committee’s ability to continue to provide a competitive compensation package to attract, motivate and retain the Company’s most senior executives is considered critical to the Company’s success and to advancing the interests of its shareholders.

Section 409A of the Internal Revenue Code also affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee’s income, as well as certain penalties and interest. Our nonqualified deferred compensation arrangements meet the effective requirements of Section 409A as required by law or regulation.

PROPOSAL TWO –
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the annual meeting held in 2017, shareholders voted to continue to cast advisory, non-binding votes on executive compensation on an annual basis. Accordingly, we are requesting this non-binding advisory vote on the executive compensation paid to our Named Executive Officers. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the vote of the shareholders on this resolution is a “non-binding” advisory vote. The purpose of the vote is for the shareholders to give their opinion to the Board on the Company’s executive compensation.

Our executive compensation received substantial shareholder support and was approved, on an advisory basis, by approximately 93.7% of the votes cast “for” or “against” the corresponding proposal at the annual meeting of shareholders held in 2017. The GCN Committee believes that this vote reflected our shareholders’ strong support of the compensation decisions made by its predecessor, the Compensation Committee, for our named executive officers for 2017.

Compensation Philosophy and Compensation of our Named Executive Officers

Our discussion of the authority and processes of the former Compensation Committee and its successor, the GCN Committee beginning on page 6 of this proxy statement explains the responsibilities of the applicable committee of the Board. This summary and the Narrative Disclosure of Executive Compensation beginning on page 12 provide information concerning the compensation philosophy, plans and policies under which we paid the Named Executive Officers. As set forth in the Summary Compensation Table on page 12 and the Narrative Disclosure of Executive Compensation, our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Given the pay-for-performance structure of our executive compensation program, the Board and its GCN Committee believe that the compensation of our Named Executive Officers is reasonable and appropriate and justified by the performance of the Company in a challenging environment.

Form of Resolution

The shareholders are being asked at the Annual Meeting to vote “FOR” or “AGAINST” the following resolution:

RESOLVED, that the holders of the Company’s common stock approve the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2018 proxy statement pursuant to the compensation disclosure rules of the SEC.

Required Vote; Effect of Proposal

This proposal is an advisory, non-binding vote, and will be deemed approved if the number of votes cast “for” exceeds the number of votes cast “against.” The approval or disapproval of this proposal by shareholder will not require the Board or its GCN Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any shareholder disapproval remains with the Board and the applicable committee.

Notwithstanding the foregoing, the Board values the opinions of our shareholder as expressed through their votes and other communications. Although this proposal is non-binding, the Board and its GCN Committee will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL THREE –
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2018. Although we are not required to do so, the Board is submitting the appointment of Baker Tilly for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection. Baker Tilly has been the Company’s auditor since July 2011. A representative of Baker Tilly is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

Required Vote; Effect of Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock of the entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If shareholder approval is not obtained, then the Audit Committee would reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees for services rendered by our independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), for the years ended December 31, 2017 and 2016.

	2017	2016
Audit Fees(1)	$120,600	$122,300
Audit-Related Fees(2)	7,700	10,400
All Other Fees(3)	–	6,000
Total	$128,300	$138,700
__________________________________________
(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, review of quarterly financial statements, and filings of registration statements related to shares reserved for issuance under the Company’s stock plans.
(2)
Audit-related fees represent fees for the audit of the Company’s 401(k) plan.
(3)
All other fees represent fees for non-audit related services associated with the one-time special dividend of $0.70 per share declared on November 28, 2016.

Audit Committee Pre-Approval Policy

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the fees paid in 2017 and 2016 were pre-approved by the Company’s Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee provides independent and objective oversight of our financial reporting. Management has primary responsibility for our financial statements and reporting process, including our systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

●
Met with the Company’s independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their audit, the results of their audit and their evaluation of the Company’s internal controls;

●
Reviewed and discussed with management and the independent registered accounting firm the audited financial statements included in our Annual Report;

●
Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable Public Company Oversight Board standards; and

●
Received from the independent registered public accounting firm the written disclosures and the letter regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with representatives of such firm its independence from management and the Company.

Based on the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the representations of management and the report of such firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Audit Committee Members:

Jacob J. Berning	Loren A. Unterseher(1)	Steven R. Zenz, Chairman
____________________________________
(1)
Mr. Unterseher joined the Audit Committee after the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2017 was filed with the SEC.

The preceding Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents certain information regarding our equity compensation plans, the 2003 Stock Plan (the “2003 Plan”), the 2013 Plan and our Employee Stock Purchase Plan, as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	548,825(1)	$2.41(2)	382,721(3)
Equity compensation plans not approved by security holders	–	–	–
Total	548,825	$2.41	382,721
________________________________
(1)
Includes 130,464 shares underlying common stock options and 182,479 shares underlying unvested restricted stock units outstanding under the 2013 Plan and 235,882 shares underlying common stock options outstanding under the 2003 Stock Plan. We ceased issuing awards under the 2003 Stock Plan upon approval of the 2013 Plan in 2013.
(2)
Represents weighted-average exercise price of options outstanding under the 2013 Plan and 2003 Plan. See note (1) above with respect to restricted stock units under the 2013 Plan. The weighted-average exercise price does not take those awards.
(3)
 Includes 85,721 shares available for issuance under our Employee Stock Purchase Plan and 297,000 shares available for issuance pursuant to future awards under the 2013 Plan. The Company maintains the Employee Stock Purchase Plan, pursuant to which eligible employees, including named executive officers, can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85% of market value on the first day of the offering period or the last day of the plan year,  whichever is lower.

 PROPOSAL FOUR –
APPROVAL OF
INSIGNIA SYSTEMS, INC. 2018 EQUITY INCENTIVE PLAN

On May 21, 2018, the Board, at the recommendation of its GCN Committee, approved the Insignia Systems, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), subject to approval by our shareholders at our 2018 annual meeting. The 2018 Plan will become effective on the date it is approved by our shareholders, and will replace the Company’s existing 2013 Omnibus Stock and Incentive Plan (the “2013 Plan”), which is the only plan under which equity awards are currently being granted.

After the 2018 Plan becomes effective upon approval by our shareholders, no new awards will be made under the 2013 Plan. The number of shares of our common stock that may be the subject of awards and issued under the 2018 Plan is initially 900,000, plus any shares remaining available for future grants under the 2013 Plan on the effective date of the 2018 Plan. Awards outstanding under the 2013 Plan as of the date the 2018 Plan becomes effective will continue to be subject to the terms of the 2013 Plan, but if those awards subsequently expire, are forfeited or canceled or are settled in cash, the shares subject to those awards will become available for awards under the 2018 Plan.

As of May 21, 2018, a total of 400,867 shares were subject to outstanding awards under the 2013 Plan, of which 116,802 shares were subject to outstanding stock options with a weighted average exercise price of $2.18 per share and a weighted average remaining contractual term of 6.12 years, 120,000 shares were subject to unvested restricted stock awards and 164,065 shares were subject to unvested restricted stock units. As of the same date, 326,421 shares were available for future awards under the 2013 Plan.

Shareholder Approval and Board of Directors Recommendation

Shareholder approval of the 2018 Plan is being sought in order to (i) satisfy the shareholder approval requirements of the Nasdaq Stock Market and (ii) obtain shareholder approval of the number of shares that may be subject to incentive stock options under Internal Revenue Code (“Code”) Section 422.

The Board recommends that our shareholders vote “for” the 2018 Plan because it includes a number of features that we believe are consistent with the interests of our shareholders and sound corporate governance practices, and will provide us with a share reserve that will enable us to continue to provide a competitive mix of compensation to our key employees. Unless a contrary choice is specified, proxies solicited by the Board will be voted “for” approval of the 2018 Plan. If the 2018 Plan is not approved by our shareholders, the 2013 Plan in its current form will remain in effect, and we will remain subject to its existing share reserve.

Factors Considered in Setting Size of Requested Share Reserve

In setting the proposed number of shares reserved and issuable under the 2018 Plan, the GCN Committee and the Board considered a number of factors, including the following:

●
The Company’s three-year average burn rate. Our three-year average “burn rate” was approximately 2.47% for fiscal years 2015 through 2017. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed as a percent of our basic weighted average common shares outstanding for that year.

●
Estimated duration of shares available for issuance under the 2018 Plan. Based on the 900,000 shares to be reserved under the 2018 Plan, an estimated carryover of 326,421 unused shares from the 2013 Plan, and our three-year average burn rate as described above, we expect that the requested share reserve will be sufficient to accommodate awards up to our annual meeting of shareholder to be held in 2021.

Key Compensation Practices

The 2018 Plan includes a number of features that we believe are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

●
No repricing of underwater options or stock appreciation rights without shareholder approval. The 2018 Plan prohibits, without shareholder approval, actions to reprice, replace, or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

●
No discounted option or SAR grants. The 2018 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

●
No liberal definition of “change in control.” No change in control would be triggered by shareholder approval of a business combination transaction, the announcement or commencement of a tender offer or any board assessment that a change in control may be imminent.

●
No automatic accelerated vesting of equity awards upon a change in control.

●
Limits on dividends and dividend equivalents. The 2018 Plan prohibits the payment of dividend equivalents on stock options and SARs, and requires that any dividends and dividend equivalents payable or credited on unvested full value awards must be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents.

●
Limit on non-employee director awards. Equity awards to each non-employee director are subject to an annual grant date fair value limit.

●
Clawback Accommodation. Awards granted under the 2018 Plan will be subject to any recoupment policy we adopt at any time. We anticipate adopting a comprehensive recoupment policy applicable to equity incentive awards in light of the expected issuance of final stock exchange rules implementing the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

●
Minimum vesting/performance period. The 2018 Plan includes a minimum vesting or performance period of one year for all awards, subject only to limited exceptions.

Description of the 2018 Equity Incentive Plan

The major features of the 2018 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached to this proxy statement as Appendix A.

Eligible Participants. Employees, consultants and advisors of the Company or any subsidiary, as well as non-employee directors of the Company, will be eligible to receive awards under the 2018 Plan. As of May 21, 2018, there were approximately 60 employees, five non-employee directors of the Company and an indeterminate number of consultants and advisors who would be eligible to receive awards under the 2018 Plan.

Administration. The 2018 Plan will be administered by the GCN Committee. To the extent consistent with applicable law, the committee may delegate its duties, power and authority under the 2018 Plan to any one or more of its members, or, with respect to awards to participants who are not themselves our directors or executive officers, to one or more of our other directors or executive officers or to a committee of the board comprised of one or more directors. The committee may also delegate non-discretionary administrative duties to other persons, agents or advisors.

The GCN Committee has the authority to determine the persons to whom awards will be granted, the timing, type and number of shares covered by each award, and the terms and conditions of the awards. The committee may also establish and modify rules to administer the 2018 Plan, adopt sub-plans applicable to certain awards, interpret the 2018 Plan and any related award agreement, cancel or suspend an award, accelerate the vesting of an award in connection with death or disability, and otherwise modify or amend the terms of outstanding awards to the extent permitted under the 2018 Plan, and require or permit the deferral of the settlement of an award. Unless an amendment to the terms of an award is necessary to comply with applicable laws or stock exchange rules, a participant who would be adversely affected by such an amendment must consent to it.

Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2018 Plan prohibits the GCN Committee from repricing any outstanding “underwater” option or SAR awards without the prior approval of our shareholders. For these purposes, a “repricing” includes amending the terms of an underwater option or SAR award to lower the exercise price, canceling an underwater option or SAR award in conjunction with granting a replacement option or SAR award with a lower exercise price, canceling an underwater option or SAR award in exchange for cash, other property or grant of a new full value award, or otherwise making an underwater option or SAR award subject to any action that would be treated under accounting rules as a “repricing.”

Minimum Vesting Periods. Awards that vest based solely on the satisfaction of service-based vesting conditions are subject to a minimum vesting period of one year from the date of grant, and awards whose grant or vesting is subject to performance-based vesting conditions must be subject to a performance period of at least one year. These required vesting and performance periods will not apply: (i) upon a change in control, (ii) upon termination of service due to death or disability, (iii) to a substitute award that does not reduce the vesting period of the award being replaced, (iv) to awards granted in payment of other compensation that is already earned and payable, or (v) to awards involving an aggregate number of shares not in excess of 5% of the 2018 Plan’s share reserve.

Available Shares and Limitations on Awards. A maximum of 900,000 shares of our common stock may be the subject of awards and issued under the 2018 Plan, plus the number of shares remaining for future grants under the 2013 Plan on the date our shareholders approve the 2018 Plan. Shares of common stock that are issued under the 2018 Plan or that are potentially issuable pursuant to outstanding awards will reduce the 2018 Plan’s share reserve by one share for each share issued or issuable pursuant to an award. The shares of common stock issuable under the 2018 Plan are authorized but unissued shares. The aggregate grant date fair value of awards granted under the 2018 Plan during a calendar year to any one of our non-employee directors may not exceed $200,000. The share limitations under the 2018 Plan are subject to adjustment for changes in our corporate structure or shares, as described below.

Any shares of common stock subject to an award under the 2018 Plan, or to an award under the 2013 Plan that is outstanding on the date our shareholders approve the 2018 Plan, that expires, is forfeited or terminated, or is settled or paid in cash will, to the extent of such expiration, forfeiture, termination or cash settlement, automatically replenish the 2018 Plan share reserve and become available for future awards. In such event, the 2018 Plan’s share reserve will be increased in the same amount by which the applicable share reserve was decreased upon the grant of the applicable award. Any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares repurchased by the Company using option exercise proceeds and any shares subject to a SAR award that are not issued in connection with the stock settlement of the SAR award on its exercise may not be used again for new grants.

Awards that may be settled solely in cash will not reduce the share reserve and will not reduce the shares authorized for grant to a participant in each calendar year. Awards granted or shares of our common stock issued under the 2018 Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries (referred to as “substitute awards”) will not reduce the share reserve under the 2018 Plan. Additionally, if a company acquired by us or any of our subsidiaries has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2018 Plan and will not reduce the share reserve under the 2018 Plan, but only if the awards are made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

Share Adjustment Provisions. If certain transactions with our shareholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the GCN Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the 2018 Plan, (ii) outstanding awards as to the class, number of shares and price per share, and (iii) award limitations prescribed by the 2018 Plan. Other types of transactions may also affect our common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2018 Plan, the committee will make such adjustments as it may deem equitable.

Types of Awards. The 2018 Plan permits us to award stock options, SARs, restricted stock awards, stock unit awards, and other stock-based awards to eligible recipients. These types of awards are described in more detail below.

Options. Employees of our Company or any subsidiary may be granted options to purchase common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code, and any eligible recipient may be granted options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The per share exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier. “Fair market value” under the 2018 Plan as of any date means the closing sale price of a share of our common stock on the Nasdaq Stock Market on that date. As of May 30, 2018, the closing sale price of a share of our common stock on the Nasdaq Stock Market was $1.83.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the GCN Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the GCN Committee, and no option may have a term greater than 10 years from its date of grant. No dividends or dividend equivalents may be paid or credited with respect to shares subject to an option award.

The aggregate fair market value of shares of our common stock with respect to which incentive stock options granted to any participant may first become exercisable during any calendar year may not exceed $100,000. Any incentive stock options that become exercisable in excess of this amount will be treated as nonqualified stock options. The maximum number of shares that may be issued upon the exercise of incentive stock option awards under the 2018 Plan is equal to 100,000 shares.

Stock Appreciation Rights. A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The GCN Committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the committee, but may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. No dividends or dividend equivalents may be paid or credited with respect to shares subject to a SAR award. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the 2018 Plan, as may be determined by the committee.

Restricted Stock Awards. A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the GCN Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Any dividends or distributions payable with respect to shares that are subject to the unvested portion of a restricted stock award will be subject to the same restrictions and risk of forfeiture as the shares to which such dividends or distributions relate. Participants are entitled to vote restricted shares prior to the time they vest.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of a specified number of shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times, in such installments and subject to such conditions as may be determined by the GCN Committee. Until it vests, a stock unit award is subject to restrictions and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2018 Plan, as may be determined by the committee. The committee may provide for the payment of dividend equivalents on stock unit awards and other stock-based awards, but any such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the underlying units or other share equivalents to which such dividend equivalents relate.

Other Stock-Based Awards. The GCN Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the 2018 Plan. The committee has discretion in determining the terms and conditions of such awards.

Transferability of Awards. In general, no right or interest in any award under the 2018 Plan may be assigned, transferred, exchanged or encumbered by a participant, voluntarily or involuntarily, except by will or the laws of descent and distribution. However, the GCN Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant’s family member or pursuant to a domestic relations order. Any permitted transferee of such an award will remain subject to all the terms and conditions of the award applicable to the participant.

Change in Control. If a change in control of the Company that involves a corporate transaction occurs, then the consequences will be as described below. If outstanding awards are continued, assumed or replaced by the surviving or successor entity in connection with a corporate transaction, and if within 12 months after the corporate transaction a participant’s employment or other service is involuntarily terminated without cause, (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, a performance-based full value award will be considered fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service.

If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, and (ii) all full value awards will fully vest immediately prior to the effective time of the corporate transaction. In this scenario, performance-based full value awards will be considered fully vested in the same manner as described above, except that the proportionate vesting amount will be determined with respect to the portion of the performance period that elapsed prior to the corporate transaction. Alternatively, if outstanding awards are not continued, assumed or replaced, the GCN Committee may elect to cancel such awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

If a change in control of the Company occurs that does not involve a corporate transaction, and if within 12 months after the change in control a participant’s employment or other service is involuntarily terminated without cause, (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, a performance-based full value award will be considered fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service.

For purposes of the 2018 Plan, the following terms have the meanings indicated:

●
A “change in control” generally refers to a corporate transaction as defined below, the acquisition by a person or group of beneficial ownership of 50% or more of the voting power of our stock, or our incumbent directors ceasing to constitute a majority of the Board.

●
A “corporate transaction” generally means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company.

Effect of Termination of Employment. Unless otherwise set forth in an applicable award agreement, if a participant ceases to be employed by or provide other services to us and our subsidiaries, awards under the 2018 Plan will be treated as set forth in the 2018 Plan. Upon termination for cause, all unexercised option and SAR awards and all unvested portions of any other outstanding awards will be immediately forfeited without consideration. Upon termination for any other reason, all unvested and unexercisable portions of any outstanding awards will be immediately forfeited without consideration. Upon termination for any reason other than cause, death or disability, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of three months after the date of termination; however, if the participant dies during such three-month period, the vested and exercisable portions of the option and SAR awards may be exercised for a period of one year after the date of such termination. Upon termination due to death or disability, the currently vested and exercisable portions of option and SAR awards may be exercised for a period of one year after the date of termination. Under the 2018 Plan, “cause” is generally defined as (i) material failure to perform satisfactorily the duties reasonably required by the Company; (ii) material violation of any law, rule, regulation, court order or regulatory directive (other than traffic violations, misdemeanors or other minor offenses); (iii) material breach of the Company’s business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any affiliate; (iv) engaging in any act or practice that involves personal dishonesty on the part of the employee or demonstrates a willful and continuing disregard for the best interests of the Company and its affiliates; or (v) engaging in dishonorable or disruptive behavior, practices or acts which would be reasonably expected to harm or bring disrepute to the Company or any of its affiliates, their business or any of their customers, employees or vendors.

Effective Date and Term of the 2018 Plan. The 2018 Plan will become effective on the date it is approved by the Company’s shareholders. No awards will be made under the 2018 Plan prior to its effective date. Unless terminated earlier, the 2018 Plan will terminate on the tenth anniversary of the effective date. Awards outstanding under the 2018 Plan at the time it is terminated will continue in accordance with their terms and the terms of the 2018 Plan unless otherwise provided in the applicable agreements. The Board may suspend or terminate the 2018 Plan at any time.

Amendment of the Plan. The Board may amend the 2018 Plan from time to time, but no amendments to the 2018 Plan will be effective without shareholder approval if such approval is required under applicable laws, regulations or stock exchange rules. Termination, suspension or amendment of the 2018 Plan may not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2018 Plan, based on current statutes, regulations and interpretations.

Non-qualified Stock Options. If a participant is granted a non-qualified stock option under the 2018 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options. If a participant is granted an incentive stock option under the 2018 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

Other Awards. The current federal income tax consequences of other awards authorized under the 2018 Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. SAR awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2018 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20 percent income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Awards Under the 2018 Plan

Because the 2018 Plan will not become effective until it is approved by our shareholders, the GCN Committee has not yet approved any awards under, or subject to, the 2018 Plan. In addition, because all awards under the 2018 Plan are discretionary with the committee, neither the number nor types of future 2018 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

Required Vote; Effect of Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock of the entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If shareholder approval is not obtained, then the 2013 Plan will remain in effect under its current terms and the 2018 Plan will not become effective.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FOUR.

PROPOSAL FIVE –
APPROVAL OF AMENDMENT AND RESTATEMENT OF
INSIGNIA SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN

On May 21, 2018, the Board adopted, subject to shareholder approval, an amendment (the “Amendment”) to the Insignia Systems, Inc. Employee Stock Purchase Plan (the ”ESPP”) to increase the number of shares of our common stock available for purchase under the ESPP by 300,000 shares. The Amendment is effective as of the date of shareholder approval.

The ESPP was originally adopted by the Board, was subsequently approved by our shareholders in 1993 and will continue until terminated by the board. As of the most recent amendment approved by shareholders in 2012, there were 1,400,000 shares of our common stock initially available for purchase under the ESPP. As of May 21, 2018, 85,721 shares of our common stock remained available for purchase under the ESPP. The Board believes that an increase in the shares available for purchase under the ESPP from 1,400,000 to 1,700,000 shares is necessary and advisable. The ESPP offers eligible employees the opportunity to acquire a stock ownership interest in the Company through periodic payroll deductions that are applied toward the purchase of shares of our common stock at a discount from the then-current market price. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholder approval of the Amendment is being sought in order to authorize the replenishment of the ESPP’s share reserve and to maintain the qualified status of the ESPP under Section 423 of the Code.

The full text of the ESPP, as proposed to be amended by the Amendment, is contained in Appendix B to this proxy statement. The significant features of the ESPP are summarized below.

Administration

The ESPP is administered by the GCN Committee. The committee has full authority to adopt rules and procedures to administer the ESPP, to interpret the provisions of the ESPP, to determine the terms and conditions of offerings under the ESPP, and to designate which of our subsidiaries may participate in the ESPP. All costs and expenses incurred for ESPP administration are paid by the Company.

Securities Subject to the ESPP

The maximum number of shares of our common stock that will be authorized for purchase under the ESPP after the Amendment is effective is 1,700,000. The shares are to be made available from authorized but unissued shares of our common stock. Any shares issued under the ESPP will reduce, on a one-for-one basis, the number of shares available for subsequent issuance under the ESPP. In the event of any change to our outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the number and class of shares available under the ESPP and to the number, class and purchase price of shares subject to each outstanding purchase right. Based on 11,962,996 shares of common stock outstanding on May 21, 2018, the 385,721 shares that will be available for issuance under the amended and restated ESPP represent approximately 3.2% of the total number of shares of common stock issued and outstanding.

Eligibility and Participation

Any individual employed by the Company or any participating subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the ESPP) who is customarily expected to work more than 20 hours per week and at least five months in any calendar year is eligible to participate in the ESPP. As of May 21, 2018, approximately 60 employees, including our named executive officers, were eligible to participate in the ESPP, approximately 50% of whom were actively participating as of the same date. Eligible employees may enroll in the ESPP and begin participating at the start of any purchase period.

Purchase Periods and Purchase Dates

Shares are purchased for participating employees automatically on the last day of a plan year, unless the participant elects in writing prior to such date not to complete the purchase. A participant may at any time during a plan year give notice that he or she does not wish to continue to participate, and all amounts withheld are then refunded with interest.

Purchase Price

The purchase price of our common stock acquired on each purchase date will be no less than 85% of the lower of (i) the closing market price per share of our common stock on the first day of the applicable plan year or (ii) the closing market price per share of our common stock on the purchase date at the end of the applicable plan year.

The closing market price of our common stock on any relevant date under the ESPP will be deemed to be equal to the closing selling price per share on such date on the Nasdaq Capital Market. The closing sale price of our common stock on the Nasdaq Capital Market on May 30, 2018 was $1.83 per share.

Payroll Deductions and Stock Purchases

Each participant may elect to have an amount of eligible compensation of at least $10 withheld as a payroll deduction per pay period. The accumulated deductions will automatically be applied on each purchase date to the purchase of shares of our common stock at the purchase price in effect for that purchase date. For purposes of the ESPP, eligible compensation generally includes base salary, bonuses, commissions and overtime pay, and excludes allowances and income with respect to equity-based awards. Payroll deductions are limited to 10% of the participating employee’s base pay for the plan year.

Special Limitations

The ESPP imposes certain limitations upon a participant’s right to acquire our common stock, including the following:

●
Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries.

●
A participant may not be granted rights to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

●
No participant may purchase more than 10,000 shares of our common stock during any plan year.

Termination or Modification of Purchase Rights

A participant may withdraw from the ESPP at any time, and his or her accumulated payroll deductions will be promptly refunded. A participant may only increase or decrease the amount of his or her payroll deductions as of the first payroll period in any purchase period. A participant’s purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Shareholder Rights

No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf through the ESPP.

Transferability

No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.

Corporate Transactions

If the Company is acquired by merger or through the sale of all or substantially all its assets, the Board may provide that (i) each right to acquire shares on any purchase date scheduled to occur after the date of the consummation of the acquisition transaction shall be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or its parent or subsidiary, (ii) the ESPP shall be terminated, or (iii) the purchase period then in progress shall be shortened by setting a new purchase date.

Share Proration

Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the ESPP at that time, then the GCN Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant not used to purchase shares will be refunded.

Amendment and Termination

The ESPP may be terminated at any time by the Board, and will terminate upon the date on which all shares remaining available for issuance under the ESPP are sold pursuant to exercised purchase rights.

The Board may at any time amend or suspend the ESPP. However, the Board may not, without shareholder approval, amend the ESPP to (i) increase the number of shares issuable under the ESPP or (ii) effect any other change in the ESPP that would require shareholder approval under applicable law or to maintain compliance with Section 423 of the Code.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and no deductions will be allowed to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two years after the first day of the purchase period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or otherwise disposes of the purchased shares more than two years after the first day of the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which the shares were acquired. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) 15% of the closing market price of the shares on the first day of the purchase period in which those shares were acquired.

Plan Benefits

The benefits to be received by our executive officers and employees as a result of the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions.

Required Vote; Effect of Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock of the entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If shareholder approval is not obtained, then the ESPP will remain in effect under its current terms until the date the Board terminates the ESPP.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FIVE

PROPOSAL SIX –
APPROVAL OF VOTING RIGHTS UNDER
MINNESOTA CONTROL SHARE ACQUISITION ACT

Description of the Minnesota Control Share Acquisition Act

The CSAA (a copy of which is attached hereto as Appendix C) limits the voting rights of a shareholder acquiring a substantial percentage of the voting shares of a corporation, unless holders of a majority of the voting power of the disinterested shares approve full voting rights for the substantial shareholder.

For the CSAA to apply, the shares of an “issuing public corporation,” such as the Company, must be acquired by an “acquiring person” in a “control share acquisition.”

An “acquiring person” is a person engaging in a “control share acquisition.” The definition of an “acquiring person” also includes a group of two or more persons or entities that act pursuant to an agreement or other relationship as a group.

A “control share acquisition” exists when an acquisition causes the acquirer to have voting power over:  (a) at least 20% but less than 33-1/3% of the outstanding shares; (b) at least 33-1/3% but less than or equal to 50% of the outstanding shares; and (c) over 50% of the outstanding shares. Shares acquired in a control share acquisition in excess of any of the three thresholds (the “Shares Subject to the CSAA”) will not have voting rights, unless shareholders vote to accord the Shares Subject to the CSAA such voting rights by resolution adopted by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding all “interested shares” (i.e., all shares held by the acquiring person, any officer of the issuing public corporation, or any director who is also an employee of the corporation).

For a vote to take place, the acquiring person must deliver to the corporation an information statement. The information statement must contain a number of items of information concerning the acquiring person and the acquiring person’s plans for the issuing public corporation. The following list of disclosures is required under the CSAA to afford the Board and the Company’s shareholders a meaningful opportunity to evaluate a control share acquisition:

●
Information about the acquiring person’s identity and background, including the identity and background of each member of the group constituting the acquiring person, and the identity and background of each affiliate and associate of each member of the group;

●
Reference to the statute section pursuant to which the disclosures are made;

●
The number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each member of the acquiring person;

●
The number and class or series of shares acquired pursuant to the control share acquisition by each of the persons and specification of the statutory ranges of voting power in the election of directors that, except for the statutory provision, resulted from consummation of the control share acquisition; and

●
The terms of the control share acquisition, including but not limited to the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition, and any plans or proposals (including plans and proposals that are under consideration) to:  (i) liquidate, dissolve, or sell all or a substantial part of the assets of the corporation, to merge it or exchange its assets with any other person; (ii) change the location of its principal place of business or its principal executive office or of a material portion of its business activities; (iii) change materially its management or policies of employment; (iv) change materially its charitable or community contributions or its policies, programs, or practices relating thereto; (v) change materially its relationship with suppliers or customers or the communities in which it operates; or (vi) make any other material change in its business, corporate structure, management or personnel, and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

Material changes in such disclosed information must be disclosed promptly to the issuing public corporation by amending the information statement and delivering the amendment to the corporation’s principal executive office. Increases or decreases in share ownership aggregating to 1% or more by all persons required to have their share ownership disclosed in the information statement are deemed material.

Effect of the Approval

A vote to approve this proposal will accord full voting rights to all of the Shares Subject to the CSAA owned by the Shareholder Group and voting rights with respect to any additional shares that the Shareholder Group may acquire up to 33-1/3% of the Company’s outstanding shares.

However, if a future acquisition by the Shareholder Group of the Company’s common stock causes the Shareholder Group’s beneficial ownership to equal or exceed 33-1/3%, an additional affirmative vote under the CSAA will be necessary to accord voting rights to the shares acquired by the Shareholder Group in excess of the 33-1/3% threshold.

To the Company's knowledge, the Shareholder Group beneficially owned 3,850,282 shares of the Company's outstanding common stock as of the record date, 2,392,599 of which may be voted on Proposals 1 through 5 at the Annual Meeting and 1,457,683 of which are subject to the voting restrictions imposed by the CSAA. If the Shares Subject to the CSAA are not accorded voting rights, such shares will regain those rights if transferred to persons other than the acquiring person or any of its affiliates or associates, so long as the transfer itself does not constitute a control share acquisition. If the shares are not transferred in such a manner and shareholder approval is not received under the CSAA, then pursuant to Subdivision 6 of the CSAA the Company may redeem all of the Shares Subject to the CSAA at a price equal to the fair market value of the shares at the time the Company calls them for redemption.

Control Share Acquisition by Shareholder Group

On January 19, 2018, the Shareholder Group submitted an information statement to the Company disclosing that the Shareholder Group had acquired common stock of the Company that caused the total ownership by the Shareholder Group to increase to approximately 29.91% of shares outstanding.  A copy of the information statement, including all amendments to date, is attached hereto as Appendix D. The acquisition of shares by the Shareholder Group equal to and in excess of 20% constitutes a control share acquisition under the CSAA and such shares are deemed Shares Subject to the CSAA. As a result, the CSAA requires that the Company bring this Proposal before the Annual Meeting, and the Shareholder Group is prohibited by the CSAA from voting the Shares Subject to the CSAA unless the shareholders of the Company vote in favor of reinstating such rights. To the Company’s knowledge, as of the record date, the Shareholder Group collectively beneficially owned approximately 32.2% of the issued and outstanding shares of the Company’s common stock.

On March 23, 2018, the Company received a letter from Air T containing proposals for certain governance changes, including changes to the composition of the Board. The letter was filed with the SEC on behalf of the Shareholder Group as an exhibit to a Schedule 13D/A filed on the same date. On April 6, 2018, the Company received from the Shareholder Group written notice of the nomination of five director candidates, including Ms. Clarridge and Mr. Unterseher, for election at the 2018 Annual Meeting. After substantial and continuous engagement among representatives of the Company and representatives of the Shareholder Group, the Company and the Shareholder Group entered into the Cooperation Agreement on May 17, 2018. See “Certain Relationships and Related Party Transactions” on page 36. The Cooperation Agreement provides that the Board will not recommend to shareholders that they vote against this Proposal 6 but shall remain fully neutral on the proposal, and the Company will not take any action to make any solicitation in opposition to this proposal.

Recommendation by the Board of Directors

Consistent with the Board’s obligations under the Cooperation Agreement, the Board is not recommending that shareholders vote against, and is remaining neutral with respect to, this Proposal 6.

Required Vote; Effect of Proposal

For this Proposal 6 to accord voting power to the Shares Subject to the CSAA, both the First Approval and Second Approval are required.  See “How many votes are required to approve the proposals?” on page 3.

Proxies solicited by the Board will not be voted on this Proposal 6 unless a “for” or “against” vote is specified. If shareholder approval is not obtained, then the Shares Subject to the CSAA will not be accorded voting rights and the Company would have the option to call for redemption all of the Shares Subject to the CSAA within 30 days after the Annual Meeting, as described further above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information provided to the Company as to the beneficial ownership of common stock as of May 21, 2018, by: (i) persons known to the Company to hold 5% or more of such stock; (ii) each of the directors of the Company; (iii) each of the Named Executive Officers; and (iv) by all directors and current executive officers as a group. The address of each director and executive officer is 8799 Brooklyn Boulevard, Minneapolis, Minnesota 55445. Beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after May 21, 2018. Unless otherwise indicated, each person had sole voting power and sole investment power for all such shares beneficially held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares
Shareholders / Shareholder Groups
Air T, Inc., et al.	3,850,282(2)	32. 2%
3524 Airport Road
Maiden, NC 28650

Cable Car Capital LLC	1,014,943(3)	8.5%
1449 Washington Street #6
San Francisco, CA 94109

Renaissance Technologies LLC	642,000(4)	5.4%
800 Third Avenue
New York, NY 10022

Directors and Executive Officers
Jacob J. Berning	19,742	*
Suzanne L. Clarridge	–	–
Kristine A. Glancy	109,556	*
Loren A. Unterseher	10,000	*
Rachael B. Vegas	14,423	*
Steven R. Zenz	50,778(5)	*
Jeffrey A. Jagerson	60,000	*
Mark A. Cherrey(6)	9,677	*

All current directors and executive officers as a group (7 persons)	264,499(5)	2.2%
________________________________
*Less than one percent.
(1)
Does not include 1,266 and 949 common stock equivalents held by Mr. Berning and Mr. Zenz, respectively, under the Insignia Systems Inc. Deferred Compensation Plan for Directors. These    common stock equivalents carry no voting rights and the recipient does not have the right to acquire any underlying shares within 60 days of May 21, 2018.
(2)
Based on Amendment No. 12 to Schedule 13D filed with the SEC on May 22, 2018 by Air T, Inc., Groveland Capital LLC, and Nicholas J. Swenson, reporting ownership as of May 21, 2018. Mr. Swenson is the Chief Executive Officer and a director of Air T. Air T, Inc. has sole dispositive and voting power over 3,416,114 shares and disclaims beneficial ownership of the securities held by Groveland. Groveland owns 422,000 shares and each of Groveland and Mr. Swenson share dispositive and voting power over all 422,000 shares. Mr. Swenson personally owns 12,168 shares of common stock. Groveland disclaims beneficial ownership of the securities held by Air T. Mr. Swenson disclaims beneficial ownership of the securities held by Air T and Groveland except to the extent of his pecuniary interest therein.
(3)
Based on Amendment No. 4 to Schedule 13D filed with the SEC on January 18, 2018 by Cable Car Capital LLC and Jacob Haft Ma-Weaver, reporting ownership as of January 16, 2018. Mr. Ma-Weaver is the Managing Member and investment advisor of Cable Car Capital LLC.
(4)
Based on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting ownership as of December 29, 2017. Shares are beneficially owned by Renaissance Technologies Holdings Corporation, which is a majority ownership of Renaissance Technologies LLC.
(5)
Includes 13,661 shares subject to options.
(6)
Mr. Cherrey resigned from all positions with the Company in June 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for 2017 other than one late report on Form 4 for each of Mr. Howe, Mr. Zaballos and Mr. Zenz, reporting adjustments to outstanding common stock options to accommodate the dividend paid on January 6, 2017.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The SEC has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties. The Company receives an informational questionnaire from each director, nominee for director, executive officer, and greater than five percent shareholder which contains information about related-party transactions between them and the Company. The Company’s Audit Committee Charter assigns to the Audit Committee the responsibility to review and approve all related-party transactions. The Audit Committee reviews each related-party transaction to determine that it is fair and reasonable to the Company, and that the price and other terms included in any transaction are comparable to the terms that would be included in an arms-length transaction between the Company and an unrelated third party.

The Company is party to the Cooperation Agreement dated May 17, 2018, with the Shareholder Group. To the Company’s knowledge, as of the record date, the Shareholder Group collectively beneficially owned approximately 32.2% of the issued and outstanding shares of the Company’s common stock. Prior to the execution of the Cooperation Agreement, on March 23, 2018, the Company received a letter from Air T containing proposals for certain governance changes, including changes to the composition of the Board. In response, members of the Board, on behalf of the Company, commenced increased engagement with representatives of Air T, including Mr. Swenson and its legal counsel. On April 6, 2018, the Company received from the Shareholder Group written notice of the nomination of five director candidates, including Ms. Clarridge and Mr. Unterseher, for election at the 2018 Annual Meeting. After substantial and continuous engagement among representatives of the Company and representatives of the Shareholder Group, the Company entered into the Cooperation Agreement on May 17, 2018, to, among other things, minimize reputational damage to the Company as a result of a distracting and expensive potential contested proxy solicitation and to ensure that the majority of the Board is representative of all shareholders.

As disclosed previously and described elsewhere in this Proxy Statement, pursuant to the terms of the Cooperation Agreement, the Company has (i) increased the size of the Board to six and (ii) appointed Ms. Clarridge and Mr. Unterseher to serve as additional directors. The Cooperation Agreement resulted in Air T’s withdrawal of its prior nomination of five director candidates. It also requires the Company to include Ms. Clarridge and Mr. Unterseher in its slate of nominees for election at the Company’s 2018 and 2019 Annual Meetings of Shareholders and to solicit proxies with a recommendation that shareholders vote in favor of their election at each such meeting. Also pursuant to the Cooperation Agreement, Mr. Zaballos retired from the Board and all committees effective as of May 17, 2018. Mr. Zenz also announced his retirement from the Board to be effective as of the Company’s 2019 annual meeting of shareholders. The Company and the Shareholder Group have agreed to collaboratively identify and appoint a replacement for Mr. Zenz in 2019, should the Board decide to do so.

With respect to the 2018 Annual Meeting, the Shareholder Group has agreed to, among other things, vote in favor of the Company’s director nominees and in accordance with the Board’s recommendation on all other proposals, unless Institutional Shareholder Services recommends otherwise on any such proposal. As required by the CSAA, the Company has also submitted a proposal for disinterested shareholders to determine, under the CSAA, whether to approve voting rights for the Shares Subject to the CSAA.

The Shareholder Group has agreed to certain customary standstill provisions, effective as of the date of the Agreement through 60 days prior to the expiration of the applicable notice period specified in the Company’s Bylaws related to the nominations of directors at its 2020 annual meeting of shareholders.

During fiscal year 2017, the Company did not engage in any other transaction, or series of similar transactions, to which it was a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had a direct or indirect material interest. We do not have any currently proposed transaction or series of similar transactions.

OTHER MATTERS

Management of the Company knows of no matters other than the foregoing to be properly brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

SUBMISSION OF SHAREHOLDERS PROPOSALS AND NOMINATIONS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Bylaws. To be timely, such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary on or before February 1, 2019. If the date of the 2019 Annual Meeting of Shareholders is more than 30 days before or after the anniversary of the 2018 Annual Meeting of Shareholders, then such notice will instead be timely only if delivered within a reasonable time before the Company begins to print and send its proxy materials.

If a shareholder intends to propose an item of business to be considered at an annual meeting of shareholders, but not have it included in the Company’s proxy statement, or if the shareholder intends to nominate a person for election as a director at an annual meeting of shareholders, then the shareholder must provide timely written notice of such proposal or nomination to the Company’s Secretary. To be timely under our Bylaws, such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not less than sixty days nor more than ninety days prior to a meeting date corresponding to the previous year’s annual meeting of shareholders. For the Company’s 2018 Annual Meeting of Shareholders, such notice must be given between April 21, 2019 and May 21, 2019, and must comply with all applicable statutes and regulations, as well as provide all information required pursuant to the Company’s Bylaws.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain shareholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each shareholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended April 30, 2018, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the SEC’s website, www.sec.gov, and our corporate website, www.insigniasystems.com. In addition, a copy of the Annual Report on Form 10-K, as amended, may be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Insignia Systems, Inc., 8799 Brooklyn Blvd., Minneapolis, MN 55445.

By Order of the Board of Directors Kristine Glancy President and Chiet Executive Officer

Whether or not you plan to attend the meeting, vote your shares over the Internet or by telephone by following the instructions on the proxy notice, or, if the proxy materials were mailed to you, by completing, signing, dating and mailing the enclosed proxy card promptly in the envelope provided with the proxy card.

Appendix A

INSIGNIA SYSTEMS, INC.
2018 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Insignia Systems, Inc. 2018 Equity Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s shareholders, and to thereby promote the Company’s long-term business success.

2. Definitions. In this Plan, the following definitions will apply.

(a) “Affiliate” means any entity that is a Subsidiary of the Company.

(b) “Agreement” means the written or electronic agreement, notice or other document containing the terms and conditions applicable to each Award granted under the Plan, including all amendments thereto. An Agreement is subject to the terms and conditions of the Plan.

(c) “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or an Other Stock-Based Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless otherwise defined in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, a Participant’s (i) material failure to perform satisfactorily the duties reasonably required of the Participant by the Company (other than by reason of Disability); (ii) material violation of any law, rule, regulation, court order or regulatory directive (other than traffic violations, misdemeanors or other minor offenses); (iii) material breach of the Company’s business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate; (iv) engaging in any act or practice that involves personal dishonesty on the part of the Participant or demonstrates a willful and continuing disregard for the best interests of the Company and its Affiliates; or (v) engaging in dishonorable or disruptive behavior, practices or acts which would be reasonably expected to harm or bring disrepute to the Company or any of its Affiliates, their business or any of their customers, employees or vendors.

(f) “Change in Control” means, unless otherwise defined in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, one of the following:

(1) An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A) any acquisition of securities of the Company by an Exchange Act Person from the Company for the purpose of providing financing to the Company;

(B) any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan; or

(C) any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of 50% or more of the Company’s Voting Securities.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of 50% or more of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred. Furthermore, a Change in Control will occur if a Person becomes the beneficial owner of more than 50% of the Company’s Voting Securities as the result of a Corporate Transaction only if the Corporate Transaction is itself a Change in Control pursuant to subsection 2(f)(3).

(2) Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3) A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, 50% or more of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through any Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(f) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(h) “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of applicable stock exchange rules and regulations and (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3.

(i) “Company” means Insignia Systems, Inc., a Minnesota corporation, and any successor thereto.

(j) “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii), an individual whose initial assumption of office occurs as the result of an actual proxy contest involving the solicitation of proxies or consents by a person or Group other than the Board, or by reason of an agreement intended to avoid or settle an actual or threatened proxy contest.

(k) “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.

(l) “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(m) “Employee” means an employee of the Company or an Affiliate.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(o) “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(p) “Fair Market Value” means the fair market value of a Share determined as follows:

(1) If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2) If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(q) “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award.

(r) “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(s) “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(t) “Non-Employee Director” means a member of the Board who is not an Employee.

(u) “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” or “NQSO” means an Option other than an Incentive Stock Option.

(v) “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

(w) “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(x) “Participant” means a Service Provider to whom a then-outstanding Award has been granted under the Plan.

(y) “Plan” means this Insignia Systems, Inc. 2018 Equity Incentive Plan, as amended and in effect from time to time.

(z) “Prior Plan” means the Insignia Systems, Inc. 2013 Omnibus Stock and Incentive Plan.

(aa) “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(bb) “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(cc) “Service Provider” means an Employee, a Non-Employee Director, or any natural person who is a consultant or advisor, or is employed by a consultant or advisor retained by the Company or any Affiliate, and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(dd) “Share” means a share of Stock.

(ee) “Stock” means the common stock, $.01 par value per Share, of the Company.

(ff) “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(gg) “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(hh) “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(ii) “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(jj) “Voting Securities” of an entity means the outstanding equity securities (or comparable equity interests) entitled to vote generally in the election of directors of such entity.

3. Administration of the Plan.

(a) Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b) Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1) determining the Service Providers to whom Awards will be granted, the timing of each such Award, the type of and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2) cancelling or suspending an Award, accelerating the vesting of an Award in connection with a Participant’s death or Disability, extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 15(d) and 15(e);

(3) adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement, reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Agreement, and making all other determinations necessary or desirable for the administration of the Plan;

(4) granting Substitute Awards under the Plan; and

(5) requiring or permitting the deferral of the settlement of an Award, and establishing the terms and conditions of any such deferral.

(c) Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if one or more members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i) and (ii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(d) Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(e) Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise.

4. Shares Available Under the Plan.

(a) Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 900,000, plus any Shares of Stock remaining available for future grants under the Prior Plan on the effective date of this Plan. No further awards may be made under the Prior Plan after the effective date of this Plan. Shares issued under the Plan may come from authorized and unissued shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1) Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of shares could be received.

(2) Shares subject to Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(3) Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b) Effect of Forfeitures and Other Actions. Any Shares subject to an Award, or to an award granted under the Prior Plan that is outstanding on the effective date of this Plan (a “Prior Plan Award”), that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the exercise price of a stock option issued under this Plan or the Prior Plan, (ii) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award under this Plan or the Prior Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan or the Prior Plan, and (iv) Shares subject to a Stock Appreciation Right award issued under this Plan or the Prior Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c) Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall supplement the Share reserve under Section 4(a). Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(d) No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award.

(e) Limits on Awards to Non-Employee Directors. The aggregate grant date fair value (as determined in accordance with generally accepted accounting principles applicable in the United States) of all Awards granted during any calendar year to any Non-Employee Director (excluding any Awards granted at the election of a Non-Employee Director in lieu of all or any portion of retainers or fees otherwise payable to Non-Employee Directors in cash) with respect to such individual’s Service as a Non-Employee Director shall not exceed $200,000.

5. Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6. General Terms of Awards.

(a) Award Agreement. Each Award shall be evidenced by an Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b) Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to vest and, if applicable, expire (which shall not be more than ten years from the Grant Date), and, consistent with the requirements of this Section 6(b), the applicable vesting conditions and any applicable performance period. Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable Grant Date (during which no portion of the award may be scheduled to vest), and Awards whose grant or vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year. The foregoing minimum vesting and performance periods will not, however, apply in connection with: (i) a Change in Control as provided in Section 12(b)(2), 12(b)(4) or 12(c), (ii) a termination of Service due to death or Disability, (iii) a Substitute Award that does not reduce the vesting period of the award being replaced, (iv) Awards made to Non-Employee Directors in payment of or exchange for other compensation already earned and payable, and (v) outstanding, exercised and settled Awards involving an aggregate number of Shares not in excess of 5% of the Plan’s share reserve specified in Section 4(a). For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s shareholders to the date of the next annual meeting of the Company’s shareholders. Unless the Committee provides otherwise, the vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.

(c) Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d) Termination of Service. Unless otherwise provided in an applicable Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1) Upon termination of Service for Cause, all unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2) Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3) Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of three months after the date of such termination. However, if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(4) Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(e) Rights as Shareholder. No Participant shall have any rights as a shareholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(f) Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which the grant, vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or adjustments to or waivers of the achievement of performance goals under specified circumstances such as (i) the occurrence of events that are unusual in nature or infrequently occurring, such as a Change in Control, an equity restructuring (as described in Section 12(a)), acquisitions, divestitures, restructuring activities, recapitalizations, or asset write-downs, (ii) a change in applicable tax laws or accounting principles, or (iii) the Participant’s death or Disability.

(g) Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions payable with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions and risk of forfeiture as the Shares to which such dividends or distributions relate. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents, based on dividends actually declared and paid on outstanding Shares, on the units or other Share equivalents subject to the Stock Unit Award or Other Stock-Based Award, and such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the units or other Share equivalents to which such dividend equivalents relate. The additional terms of any such dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award or a Prior Plan Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

7. Stock Option Awards.

(a) Type and Exercise Price. The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b) Payment of Exercise Price. The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in either case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c) Exercisability and Expiration. Each Option Award shall be exercisable in whole or in part on the terms provided in the Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d) Incentive Stock Options.

(1) An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Option Awards held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option Award granted to a Participant exceeds this limit, the Option Award shall be treated as a Non-Qualified Stock Option Award. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Option Awards under the Plan shall be 100,000, subject to adjustment as provided in Section 12(a).

(2) No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or an Affiliate, unless (i) the per Share exercise price for such Award is at least 110% of the Fair Market Value of a Share on the Grant Date and (ii) such Award will expire no later than five years after its Grant Date.

(3) For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4) If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5) The Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

8. Stock Appreciation Right Awards.

(a) Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b) Exercise of SAR. Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9. Restricted Stock Awards.

(a) Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b) Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10. Stock Unit Awards.

(a) Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater or less than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b) Settlement of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

11. Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12. Changes in Capitalization, Corporate Transactions, Change in Control.

(a) Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b) Corporate Transactions. The following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1) Continuation, Assumption or Replacement of Awards. In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Section 409A (and Code Section 424 if the Award is an ISO), either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2) Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Option and SAR Awards shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 12(b)(2) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has elapsed as of the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3) Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award canceled shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to the preceding sentence is not a positive number with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 12(b)(2). Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award canceled, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(4) Termination After a Corporate Transaction. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within 12 months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full (with vesting in full for a performance-based award determined as provided in Section 12(b)(2), except that the proportionate vesting amount will be determined with respect to the portion of the performance period during which the Participant was a Service Provider).

(c) Other Change in Control. In the event of a Change in Control that does not involve a Corporate Transaction, if within 12 months after the Change in Control a Participant experiences an involuntary termination of Service for reasons other than Cause, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment, (ii) subject to clause (iii) below, any Full Value Awards that are not yet fully vested shall immediately vest in full, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be deemed “fully vested” for purposes of this Section 12(c) if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the Award at that level of performance is proportionate to the portion of the performance period that has occurred up to the date of such Participant’s termination of Service.

(d) Dissolution or Liquidation. Unless otherwise provided in an applicable Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

13. Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14. Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the Participant to satisfy all or any part of the required tax withholding obligations (but not to exceed the maximum individual statutory tax rate in each applicable jurisdiction) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant pursuant to the Award, or by transferring to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15. Effective Date, Duration, Amendment and Termination of the Plan.

(a) Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan by July 31, 2019, the Plan will be of no further force or effect.

(b) Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c) Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d) Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 16(i).

(e) No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s shareholders.

16. Other Provisions.

(a) Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b) Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c) Compliance with Applicable Legal Requirements and Company Policies. No Shares distributable pursuant to the Plan shall be issued and delivered unless and until the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction. Notwithstanding any other provision of this Plan, the acquisition, holding or disposition of Shares acquired pursuant to the Plan shall in all events be subject to compliance with applicable Company policies, including those relating to insider trading, pledging or hedging transactions, minimum post-vesting holding periods and stock ownership guidelines, and to forfeiture or recovery of compensation as provided in Section 16(i).

(d) Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e) Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

(f) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g) Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1)           If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)           If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h) Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 16(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i) Forfeiture and Compensation Recovery.

(1) The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2) Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Appendix B

INSIGNIA SYSTEMS, INC.
EMPLOYEE STOCK PURCHASE PLAN

(as Amended and Restated by Board of Directors May 21, 2018)
(Subject to Shareholder Approval)

1. Establishment of Plan. Insignia Systems, Inc. (hereinafter referred to as the “Company”) proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the “INSIGNIA SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN” (hereinafter referred to as the “Plan”). The Company intends that the Plan shall qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

2. Purpose. The Plan is intended to encourage stock ownership by employees of the Company, and as an incentive to them to remain in employment, improve operations, increase profits, and contribute more significantly to the Company’s success.

3. Administration. The Plan shall be administered by a stock purchase committee (hereinafter referred to as the “Committee”) consisting of not less than three directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the “Board of Directors”). The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause. The Committee shall select its own chairman and hold its meetings at such times and places as it may determine. All determinations of the Committee shall be made by a majority of its members. Any decision which is made in writing and signed by a majority of the members of the Committee shall be effective as fully as though made by a majority vote at a meeting duly called and held. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company, its employees and it shareholders and in accordance with the purposes of the Plan; provided, however, that the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Internal Revenue Code, as amended. Such determinations shall be binding upon the Company and the participants in the Plan unless otherwise determined by the Board of Directors. The Company shall pay all expenses of administering the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4. Duration and Phases of the Plan.

(a) The Plan will commence on January 1, 1993, and will continue until terminated by the Board pursuant to Section 15, except that any phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion.

(b) The Plan shall be carried out in one or more phases, each phase being for a period of one year. Each phase shall commence immediately after the termination of the preceding phase. The existence and date of commencement of a phase (the “Commencement Date”) shall be determined by the Committee, provided that the commencement of the first phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding phase impracticable, such phase or phases shall be canceled. Phases shall be numbered successively as Phase 1, Phase 2 and Phase 3.

(c) The Board of Directors may elect to accelerate the termination date of any phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (iii) any plan or liquidation or dissolution of the Company.

5. Eligibility. All Employees, as defined in Paragraph 19 hereof, who are employed by the Company at least one day prior to the Commencement Date of a phase shall be eligible to participate in such phase.

6. Participation. Participation in the Plan is voluntary. An eligible Employee may elect to participate in any phase of the plan, and thereby become a “Participant” in the Plan, by completing the Plan payroll deduction form provided by the Company and delivering it to the Company or its designated representative prior to the Commencement Date of that phase. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the phase and shall terminate on the last payday immediately prior to or coinciding with the termination date of that phase unless sooner terminated by the Participant as provided in Paragraph 9 hereof.

7. Payroll Deductions.

(a) Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions (in full dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the phase), in the aggregate amount not in excess of 10% of such Participant’s Base Pay for the term of the Phase, as determined according to Paragraph 19 hereof.

The minimum authorized payroll deduction must aggregate to not less than $10 per pay period.

(b) In the event that the Participant’s compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the phase is less than the amount anticipated to be withheld over the phase year as determined on the Commencement Date of the phase, then the extent to which the Participant may exercise his option shall be based on the amount actually withheld on his behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

(c) All payroll deductions made for Participants shall be credited to their accounts under the Plan. A Participant may not make any separate cash payments into such account.

(d) Except for his right to discontinue participation in the Plan as provided in Paragraph 9, no Participant shall be entitled to increase or decrease the amount to be deducted in a given phase after the Commencement Date.

8. Options.

(a) Grant of Option.

(i) A Participant who is employed by the Company as of the Commencement Date of a phase shall be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing the total amount to be credited to that Participant’s account under Paragraph 7 hereof by the option price set forth in Paragraph 8(a)(ii)(A) hereof, subject to the limitations of Paragraph 10 hereof.

(ii) The option price for such shares of common stock shall be the lower of:

A. Eighty-five percent (85%) of the fair market value of such shares of common stock on the Commencement Date of the phase; or

B. Eighty-five percent (85%) of the fair market value of such shares of common stock on the termination date of the phase.

(iii) The fair market value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423 of the Internal Revenue Code of 1986.

(iv) Anything herein to the contrary notwithstanding, no Employee shall be granted an option hereunder:

A. Which exceeds a 10,000-share limit per Employee for each plan phase;

B. Which permits his rights to purchase stock under all employee stock purchase plans of the Company, its subsidiaries or its parent, if any, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

C. If immediately after the grant such Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any subsidiary of the Company. For purposes of determining stock ownership under this Paragraph, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply; or

D. Which can be exercised after the expiration of 27 months from the date the option is granted.

(b) Exercise of Option.

(i) Unless a Participant gives written notice to the Company pursuant to Paragraph 8(b)(ii) or Paragraph 9 prior to the termination date of a phase, his option for the purchase of shares will be exercised automatically for him as of such termination date for the purchase of the number of full shares of Company common stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, subject to the limitations set forth in Paragraph 10 hereof.

(ii) A Participant may, by written notice to the Company at any time during the thirty (30) day period immediately preceding the termination date of a phase, elect, effective as of the termination date of that phase, to exercise his option for a specified number of full shares less than the maximum number which may be purchased under his option.

(iii) As promptly as practicable after the termination date of any phase, the Company will deliver to each Participant herein the common stock purchased upon the exercise of his option, together with a cash payment equal to the balance, if any, of his account which was not used for the purchase of common stock with interest accrued thereon.

9. Withdrawal or Termination of Participation.

(a) A Participant may, at any time prior to the termination date of a phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant’s account will be paid to him with interest accrued thereon and no further payroll deductions will be made during the phase. In such event, the option granted the Participant under that phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made.

(b) In the event of the death of a Participant, the person or persons specified in Paragraph 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Paragraph 8(a)(ii) and have the balance in the account distributed in cash with interest accrued thereon. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash with interest accrued thereon.

(c) Upon termination of Participant’s employment for any reason other than death of the Participant, the payroll deductions credited to his account, plus interest, shall be returned to him.

10. Stock Reserved for Options.

(a) One Million Seven Hundred Thousand (1,700,000)1 shares of the Company’s common stock are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

(b) If the total number of shares of the Company common stock for which options are to be granted for a given phase as specified in Paragraph 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such phase pursuant to Paragraph 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

(c) The Participant (or a joint tenant named pursuant to Paragraph 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant’s option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Paragraph 12 hereof.

(d) The shares of the Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the termination date of that phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

11. Accounting and Use of Funds. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. A Participant may not make any separate case payments into such account. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

12. Adjustment Provision.

(a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

(b) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different part value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

_____________________________________
1 Represents a 300,000-share increase from the 1,400,000 shares available under the current ESPP.

13. Non-Transferability of Options.

(a) Options granted under any phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during his lifetime and after his death only by his beneficiary of the representative of his estate as provided in Paragraph 9(b) hereof.

(b) Neither payroll deductions credited to a Participant’s account, nor any rights with regard to the exercise of an option or to receive common stock under any phase of the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Paragraph 9.

14. Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any cash to the Participant’s credit plus interest thereon under any phase of the Plan in the event of such Participant’s death prior to exercise of his option pursuant to Paragraph 9(b) hereof, or to exercise his option and become entitled to any stock and/or cash upon such exercise in the event of the Participant’s death prior to exercise of the option pursuant to Paragraph 9(b) hereof. The beneficiary designation may be changed by the Participant at any time by written notice to the Company.

Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant’s death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant’s death under the circumstances described in Paragraph 9(b) hereof, allow such beneficiary to exercise the Participant’s option pursuant to Paragraph 9(b) if such beneficiary is living on the termination date of the phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is no validly designated beneficiary under the Plan who is living at the time of the Participant’s death under the circumstances described in Paragraph 9(b) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant with interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom he has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant under any phase of the Plan.

15. Amendment and Termination. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Paragraph 4(c) with respect to an acceleration of the termination date of any phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Paragraph 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant’s compensation as of the Compensation Date of a phase, or (3) impair any outstanding option.

16. Interest. In any situation where the Plan provides for the payment of interest on a Participant’s payroll deductions, such interest shall be determined by averaging the month-end balances in the Participant’s account for the period of his participation and computing interest thereon at the initial rate of three percent (3%) per annum. This interest rate may be adjusted periodically by the Committee as it deems appropriate.

17. Notices. All notices or other communications in connection with the Plan or any phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

18. Participation of Subsidiaries. The Employees of any Subsidiary of the Company shall be entitled to participate in the Plan on the same basis as Employees of the Company, unless the Board of Directors determines otherwise. Effective as of the date of coverage of any Subsidiary, any references herein to the “Company” shall be interpreted as referring to such Subsidiary as well as to Insignia Systems, Inc.

In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of Insignia Systems, Inc. the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Paragraph 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

19. Definitions.

(a) “Subsidiary” shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

(b) “Employee” shall mean any employee, including an officer, of the Company who as of the day immediately preceding the Commencement Date of a phase is customarily employed by the Company for more than twenty (20) hours per week and more than five (5) months in a calendar year.

(c) “Base Pay” is the regular pay for employment for each employee as annualized for a twelve (12) month period, exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each phase.

Appendix C

302A.671 CONTROL SHARE ACQUISITIONS.

Subdivision 1. Application. (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition. A shareholder’s proposal to amend the corporation’s articles or bylaws to cause this section to be inapplicable to the corporation requires the vote set forth in subdivision 4a, paragraph (b), in order for it to be effective, unless it is approved by a committee of the board comprised solely of directors who:

(1) are neither officers nor employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;

(2) are neither acquiring persons nor affiliates or associates of an acquiring person;

(3) were not nominated for election as directors by an acquiring person or an affiliate or associate of an acquiring person; and

(4) were directors at the time an acquiring person became an acquiring person or were nominated, elected, or recommended for election as directors by a majority of those directors.

(b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

Subd. 2. Information statement. An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

(a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

(b) a reference that the information statement is made under this section;

(c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

(d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

(1) at least 20 percent but less than 33-1/3 percent;

(2) at least 33-1/3 percent but less than or equal to 50 percent;

(3) over 50 percent; and

(e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or of a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control  share acquisition.

If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed “material” for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

        Subd. 3. Meeting of shareholders. If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation’s expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation’s expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders of which notice has not been given, unless prior thereto the matter of the voting rights becomes moot. The issuing public corporation is not required to have the voting rights to be accorded to shares acquired or to be acquired according to a control share acquisition considered at the next special or annual meeting of the shareholders unless it has received the information statement and documents required by subdivision 4 at least 55 days before the meeting. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

Subd. 4. Financing. Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

Subd. 4a. Voting rights. (a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

(b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

(c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

(d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

Subd. 5. Rights of action. An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

Subd. 6. Redemption. Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or (2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph (b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

302A.011  DEFINITIONS.1

Subd. 37. Acquiring person. “Acquiring person” means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a “person.”

“Acquiring person” does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph (d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

Subd. 38. Control share acquisition. “Control share acquisition” means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

(a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

(b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause (10);

(c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

(d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

(e) an acquisition from the issuing public corporation;

(f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

(g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or

(h) an acquisition pursuant to an offer to purchase for cash pursuant to a tender offer, or to exchange for stock pursuant to an exchange offer, all shares of the voting stock of the issuing public corporation:

(1) that has been approved by a majority vote of the members of a committee composed solely of one or more disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph (d), before the commencement of, or the public announcement of the intent to commence, the tender or exchange offer; and

____________________________________________
1 Terms not used in 302A.671 omitted.

(2) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

Subd. 39. Issuing public corporation. “Issuing public corporation” means either: (1) a publicly held corporation that has at least 50 shareholders; or (2) any other corporation that has at least 100 shareholders, provided that if, before January 1, 1998, a corporation that has at least 50 shareholders elects to be an issuing public corporation by express amendment contained in the articles or bylaws, including bylaws approved by the board, that corporation is an issuing public corporation if it has at least 50 shareholders.

Subd. 40. Publicly held corporation. “Publicly held corporation” means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

Subd. 41. Beneficial owner; beneficial ownership. (a) “Beneficial owner,” when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

(1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

(b) “Beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any organization in which the person owns ten percent or more of the equity, and any affiliate of the person.

(c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

Subd. 42. Interested shares. “Interested shares” means the shares of an issuing public corporation beneficially owned by any of the following persons: (1) the acquiring person, (2) any officer of the issuing public corporation, or (3) any employee of the issuing public corporation who is also a director of the issuing public corporation.

Subd. 43. Affiliate. “Affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person.

Subd. 45. Associate. “Associate,” when used to indicate a relationship with any person, means any of the following:

(1) any organization of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class or series of shares entitled to vote or other equity interest;

(2) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity;

(3) any relative or spouse of the person, or any relative of the spouse, residing in the home of the person.

Subd. 48. Control. “Control,” including the terms “controlling,” “controlled by,” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of ten percent or more of the voting power of a corporation’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the corporation. Notwithstanding the foregoing, a person is not considered to have control of a corporation if the person holds voting power, in good faith and not for the purpose of avoiding section 302A.673, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

Appendix D

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.
GROVELAND CAPITAL LLC
NICHOLAS J. SWENSON

January 19, 2018

Pursuant to Minnesota Statutes, Section 302A.671 (the "**Statute**") Air T., Inc., a Delaware corporation ("**Air T**"), Groveland Capital LLC, a Delaware limited liability company ("**Groveland**"), and Nicholas J. Swenson ("**Swenson**") (collectively, the "**Acquiring Persons**") are providing the following information to Insignia Systems, Inc. a Minnesota corporation (the "**Company**") in connection with the acquisition of shares of the Company by certain of the Acquiring Persons on January 10, 2018 (the "**Share Acquisition**").

1. Identity and Background of Acquiring Persons

Air T was incorporated under the laws of the State of Delaware in 1980 and operates wholly owned subsidiaries in three industry segments: (i) the overnight air cargo segment, comprised of its Mountain Air Cargo, Inc. and CSA Air, Inc. subsidiaries, operates in the air express delivery services industry; (ii) the ground equipment sales segment, comprised of its Global Ground Support, LLC subsidiary, manufactures and provides mobile deicers and other specialized equipment products to passenger and cargo airlines, airports, the military, and industrial customers; and (iii) the ground support services segment, comprised of its Global Aviation Services, LLC subsidiary, provides ground support equipment maintenance and facilities maintenance services to domestic airlines and aviation service providers. For purposes of the Statute, Air T's affiliates and associates consist of the following officers and subsidiaries of Air T, none of whom, except for Mr. Swenson, are the beneficial owners of any shares of Common Stock:

- Nicholas J. Swenson, President, Chief Executive Officer, and Chairman of the Board of Air T.
- Candice L. Otey, Chief Financial Officer and Director of Air T.
- Each entity listed in Exhibit 21.1 to Air T's annual report on Form 10-K, filed on October 13, 2017 with the Securities and Exchange Commission, a copy of which is attached as Exhibit A to this information statement.
- Insignia Systems, Inc., in which Air T held more than 10% of the outstanding shares of Common Stock prior to the Share Acquisition (as such terms are defined below).

Nicholas J. Swenson is the President, Chief Executive Officer, and Chairman of the Board of Directors of Air T. Mr. Swenson is also a private investor and the founder and managing member of Groveland, and the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Swenson previously served as a portfolio manager and partner of Whitebox

137120804.3

Advisors, LLC, an investment management firm. Mr. Swenson is also a director and Chairman of the Board of Pro-Dex, Inc., and a director of Delphax Technologies Inc. Mr. Swenson formerly served on the board of directors of the Company. For purposes of the Statute, Mr. Swenson's affiliates and associates consist of the following, none of which, except for Air T and Groveland Capital, LLC, are the beneficial owners of any shares of Common Stock:

- Air T, Inc., described above.
- Groveland Capital LLC, described below.
- AO Partners I, L.P., an investment fund of which AO Partners, LLC is the general partner.
- AO Partners, LLC, the general partner of AO Partners I, L.P. of which Mr. Swenson is the managing membr.
- Jennifer E. Dick, spouse of Mr. Swenson.

Groveland is an investment management firm founded by Mr. Swenson in March of 2009. For purposes of the Statute, Groveland's affiliates and associates consist of:

- Nicholas J. Swenson, the founder and managing member of Groveland

2. Governing Statute

This Information Statement is made pursuant to Minnesota Statutes, Section 302A.671, subd. 2 (the "**Statute**").

3. Beneficial Ownership of Acquiring Persons

Prior to the Share Acquisition, each of the persons identified in Section 1 of this Information Statement beneficially owned the number of shares of common stock, par value $0.01 per share (the "**Common Stock**"), of the Company as is set forth opposite their respective names below. Persons identified in Section 1 of this Information Statement but not included in the table below did not beneficially own any shares of the Company's Common Stock prior to the Share Acquisition.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	1,942,103
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168(1)

(1) Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs.

4. Share Acquisition

The Share Acquisition occurred on January 10, 2018, when Air T acquired 30,000 shares of Common Stock, resulting in the Acquiring Persons, as a group, having beneficial ownership of Common Stock that would, except for the operation of the Statute, possess greater than 20% of the voting power in the election of the Company's directors. Subsequent thereto, on January 12, 2018, Air T acquired an additional 25,000 shares of Common Stock, and on January 16, 2018, Air T acquired an additional 1,132,713 of Common Stock. In addition, the Acquiring Persons may make additional acquisitions of

137120804.3

Common Stock which would result, except for the operation of the Statute, in their possessing greater than 33-1/3% of the voting power in the election of the Company's directors.

5. Terms of the Share Acquisition

The Acquiring Persons acquired the Common Stock in the Share Acquisition through purchases on the open market, using funds held by the Acquiring Persons.

The plans of the Acquiring Persons with respect to the Company are set forth in those Schedules 13D/A filed by the Acquiring Persons with the Securities and Exchange Commission on January 16, 2018, item 4 of which Schedule 13D/A is hereby incorporated by reference.

This Information Statement is dated the 19th day of January, 2018.

AIR T, INC.

By: ______________________
Nicholas J. Swenson
Chief Executive Officer

GROVELAND CAPITAL LLC

By: ______________________
Nicholas J. Swenson
Managing Member

____
Nicholas J. Swenson

137120804.3

EXHIBIT A

Exhibit 21.1 to the Annual Report of Air T., Inc. on Form 10-K, filed October 13, 2017

137120804.3

EX-21.1 2 ex_96200.htm EXHIBIT 21.1

Exhibit 21.1

AIR T, INC.

LIST OF SUBSIDIARIES AND

CONSOLIDATED VARIABLE INTEREST ENTITIES

	Percent Ownership
Air T Global Leasing, LLC, a North Carolina limited liability company	100%
CSA Air, Inc., a North Carolina corporation	100%
Global Aviation Services, LLC, a North Carolina limited liability company	100%
Global Ground Support, LLC, a North Carolina limited liability company	100%
Mountain Air Cargo, Inc., a North Carolina corporation	100%
Space Age Insurance Company, a Utah corporation	100%
Stratus Aero Partners LLC, a Delaware limited liability company	100%
Jet Yard, LLC, an Arizona limited liability company	100%
AirCo, LLC, a North Carolina limited liability company	100%
AirCo 1, LLC, a Delaware limited liability company	100%
AirCo Services, LLC, a North Carolina limited liability company	100%
Contrail Aviation Support, LLC, a North Carolina limited liability company	79%
2587493 Ontario, Inc., an Ontario Corporation	100%
Delphax Technologies Inc., a Minnesota corporation	38%*
Delphax Technologies Canada Limited, an Ontario corporation	**
Delphax Technologies Limited, a United Kingdom corporation	**
Delphax Technologies S.A.S., a France joint stock company	**

* Percent ownership assumes conversion by Air T of all shares of Series B Preferred Stock of Delphax Technologies Inc. into shares of common stock of Delphax Technologies Inc.

** Wholly owned subsidiary of Delphax Technologies Inc.

AMENDMENT NO. 1 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.
GROVELAND CAPITAL LLC
NICHOLAS J. SWENSON

March 19, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the "**Acquiring Persons**") provided certain information (the "**Original Information Statement**") to Insignia Systems, Inc., a Minnesota corporation (the "**Company**"), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons wish to update the Original Information Statement by this Amendment No. 1. Accordingly, the caption "Beneficial Ownership of Acquiring Persons" and the corresponding text under the caption in the Original Information Statement is hereby deleted in its entirety and is replaced with the following text:

"Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	**Shares of Common Stock Beneficially Owned**
Air T, Inc.	3,302,233
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168[(1)]

(1) Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs."

CORE/3006805.0003/138168008.1

This Amendment No. 1 to Information Statement is dated the 19th day of March, 2018.

AIR T, INC.

By: ______________________
Nicholas J. Swenson
Chief Executive Officer

GROVELAND CAPITAL LLC

By: ______________________
Nicholas J. Swenson
Managing Member

____
Nicholas J. Swenson

CORE/3006805.0003/138168008.1

AMENDMENT NO. 2 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.
GROVELAND CAPITAL LLC
NICHOLAS J. SWENSON

March 26, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the "**Acquiring Persons**") provided certain information (the "**Original Information Statement**") to Insignia Systems, Inc., a Minnesota corporation (the "**Company**"), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons amended the Original Information Statement on March 19, 2018 by delivering an Amendment No. 1 to the Original Information Statement to the Company. The Acquiring Persons wish to further update the Original Information Statement, as amended, by this Amendment No. 2. Accordingly, the caption "Beneficial Ownership of Acquiring Persons" and the corresponding text under the caption in the Original Information Statement, as amended, is hereby deleted in its entirety and is replaced with the following text:

"Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	3,334,816
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168[(1)]

CORE/3006805.0003/138324660.1

(1) Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs."

This Amendment No. 2 to Information Statement is dated the 26th day of March, 2018.

AIR T, INC.

By: ________________________
Nicholas J. Swenson
Chief Executive Officer

GROVELAND CAPITAL LLC

By: ________________________
Nicholas J. Swenson
Managing Member

____
Nicholas J. Swenson

CORE/3006805.0003/138324660.1

AMENDMENT NO. 3 TO

INFORMATION STATEMENT

pursuant to

MINNESOTA STATUTES, SECTION 302A.671, SUBD. 2

ISSUING PUBLIC CORPORATION: INSIGNIA SYSTEMS, INC.

ACQUIRING PERSONS:

AIR T, INC.
GROVELAND CAPITAL LLC
NICHOLAS J. SWENSON

April 5, 2018

Pursuant to Minnesota Statutes, Section 302A.671, subd. 2, on January 19, 2018, Air T., Inc., Groveland Capital LLC, and Nicholas J. Swenson (collectively, the "**Acquiring Persons**") provided certain information (the "**Original Information Statement**") to Insignia Systems, Inc., a Minnesota corporation (the "**Company**"), in connection with the acquisition of shares of the Company by the Acquiring Persons. The Acquiring Persons amended the Original Information Statement on March 19, 2018 by delivering an Amendment No. 1 to the Original Information Statement to the Company and on March 26, 2018 by delivering an Amendment No. 2 to the Original Information Statement to the Company. The Acquiring Persons wish to further update the Original Information Statement, as amended, by this Amendment No. 3. Accordingly, the caption "Beneficial Ownership of Acquiring Persons" and the corresponding text under the caption in the Original Information Statement, as amended, is hereby deleted in its entirety and is replaced with the following text:

"Beneficial Ownership of Acquiring Persons

The following Acquiring Persons beneficially own the number of shares of common stock, par value $.01 per share, of the Company in the amounts set forth opposite their respective names below.

Person	Shares of Common Stock Beneficially Owned
Air T, Inc.	3,391,014
Groveland Capital LLC	422,000
Nicholas J. Swenson	434,168[(1)]

CORE/3006805.0003/138500267.1

(1) Includes the 422,000 shares of Common Stock owned by Groveland Capital LLC, and 12,168 shares of Common Stock owned by Mr. Swenson. Mr. Swenson is the managing member of Groveland Capital LLC and has the authority to direct its affairs."

This Amendment No. 3 to Information Statement is dated the 5th day of April, 2018.

AIR T, INC.

By: ______________________________
Nicholas J. Swenson
Chief Executive Officer

GROVELAND CAPITAL LLC

By: ______________________________
Nicholas J. Swenson
Managing Member

____
Nicholas J. Swenson

CORE/3006805.0003/138500267.1

insignia

INSIGNIA SYSTEMS, INC.
8799 BROOKLYN BLVD.
MINNEAPOLIS, MN 55445

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jacob J. Berning   02 Suzanne L. Clarridge   03 Kristine A. Glancy   04 Loren A. Unterseher   05 Rachael B. Vegas
06 Steven R. Zenz

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

The Board of Directors does not have a recommendation for voting and remains neutral on the following proposal:

	For	Against	Abstain
6. To approve voting rights under the Minnesota Control Share Acquisition Act.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000383742_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K and Form of Proxy are available at www.proxyvote.com

INSIGNIA SYSTEMS, INC.
Annual Meeting of Shareholders
July 20, 2018 9:00 AM CDT
This proxy is solicited by the Board of Directors

The reverse signed hereby appoints Kristine A. Glancy and Jeffrey A. Jagerson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof all of the shares of common stock of INSIGNIA SYSTEMS, INC. that the reverse signed is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on July 20, 2018, at Minneapolis Marriott West, 9960 Wayzata Boulevard, Minneapolis, MN 55426, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, if any. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000383742_2 R1.0.1.17